                          INVENTORY PURCHASE AGREEMENT

        THIS AGREEMENT, made the 13th day of May, 1996 between FRUIT IMPEX, S.A., a Panamanian Corporation, having an office at Asylstrasse 81, Zurich, Switzerland 8032 ("Seller") and GLOBUS FOOD SYSTEMS INTERNATIONAL CORP., a Nevada corporation having an office at Two World Trade Center, Suite 2400, New York, New York 10048 ("Buyer").

                                  WITNESSETH:

        WHEREAS, Seller has agreed to sell certain paint inventory currently held in a warehouse located in Garden City, Georgia to Buyer; and

        WHEREAS, Buyer has agreed to purchase such inventory from Seller pursuant to the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, the parties agree as follows:

        1. ASSETS TO BE CONVEYED

        Seller agrees to sell and Buyer agrees to purchase all of the paint owned by Seller and held by Consolidated Logistics Management, Inc. on Seller's behalf in Garden City, Georgia, comprised of twenty-eight (28) containers and having a total value of $2,819,399.50 (AFTER reflecting a 25% price discount granted by Seller to Buyer), all as set forth on Exhibit "A" attached hereto (the "Inventory"). Seller agrees to provide warehouse receipts, duly endorsed to Buyer, representing the Inventory conveyed hereunder, together with all necessary documentation requested by Buyer to effect the sale of Inventory to Buyer. Seller agrees to convey the Inventory to Buyer free of all liens and encumbrances.

        2. CONSIDERATION AND PAYMENT TERMS

        The purchase price paid by Buyer for the Inventory shall consist of Two Million, Eight Hundred and Nineteen Thousand, Three Hundred and Ninety-Nine (2,819,399) shares of Buyer's stock (the "Acquisition Stock"), subject to the terms and conditions hereinafter provided. For the period beginning on the date of this Agreement and ending three (3) years thereafter, the Acquisition Stock shall be held in escrow pursuant to that certain escrow agreement between and among Seller, Buyer and Yury Greene (the "ESCROW AGENT") executed contemporaneously with this Agreement (the "Escrow Agreement"), substantially in the form set forth in Exhibit "B" attached hereto.

        Seller acknowledges that the Acquisition Stock to be paid by Buyer hereunder may be subject to United States federal and state securities laws and regulations pertaining to the transfer of such shares. Seller has consulted with its own counsel regarding the impact of any such restrictions on the value and transferability of the Acquisition Stock and has not relied upon Buyer or Buyer's counsel in making such determinations. Buyer agrees to assist Seller in removing or mitigating any applicable restrictions in connection with such stock upon the advice of Seller's counsel to the extent permitted by applicable law.

        3. NO LIABILITIES ASSUMED BY BUYER

              Buyer shall not assume any debts, liabilities or obligations of the Seller and the Seller expressly acknowledges that Buyer has no responsibility for any debts, liabilities or obligations due to any suppliers or any other persons in connection with the Inventory or the business of the Seller. Seller shall pay all warehouse and other storage charges accruing prior to the closing and to provide a receipt to Buyer at the closing.

        4. RIGHT TO REPURCHASE ACQUISITION STOCK

              During the period beginning on the date of this Agreement and ending three (3) years thereafter (the "Repurchase Period"), Buyer may repurchase all or a portion of the Acquisition Stock from Seller at the price of One Dollar and Fifty Cents ($1.50) per share (as adjusted on a prorate basis for any stock splits or other reorganization of Buyer's stock occurring after the closing). Buyer may exercise the foregoing repurchase right by delivering written notice to the Seller and written notice together with the requisite funds to the Escrow Agent within the Repurchase Period. Upon receiving notice, Seller and Escrow Agent shall arrange for the endorsement and delivery of the Acquisition Stock to Buyer. After shares are delivered to Buyer, Buyer shall direct the Escrow Agent to deliver the payment required hereunder to the Seller.

        5. CLOSING

              The closing shall take place on May 13, 1996, at ten o'clock, A.M. at the offices of Buyer at the address set forth above, or such other place designated by Seller and Buyer.

              At the closing, Seller shall deliver to Buyer, free and clear of all liens and encumbrances, negotiable warehouse receipts, duly endorsed to Buyer, representing the Inventory conveyed hereunder, together with all necessary documentation requested by Buyer to effect the sale of Inventory to Buyer. As soon after the closing as the Buyer's stock transfer agent shall make the Acquisition Stock available to Buyer, Buyer shall deliver the Acquisition Stock to the Escrow Agent, free and clear of all liens and encumbrances, to be held by Escrow Agent on behalf of Seller pursuant to the Escrow Agreement. All transactions at the closing shall be considered to take place simultaneously and no delivery shall be considered to be made until all transactions are completed.

        6. BUYER'S OBLIGATIONS SUBJECT TO THE COMPLETION OF ITS DUE DILIGENCE

              Buyer's obligations under this Agreement are subject to Buyer's completion of its due diligence, including, without limitation, the taking of a physical inventory and review of the warehouse receipts representing the Inventory, at or prior to closing. If, after performing such review, Buyer determines that the purchase of the Inventory is not warranted, Buyer at its sole option, upon notice to Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event all the terms and provisions of this Agreement shall be deemed null and void.

        7. PAYMENT OF TAXES

              Any and all taxes that shall be payable in connection with the sale or transfer of the Inventory, including income and/or transfer taxes imposed by any jurisdiction, shall be borne by Seller. Any and all taxes that shall be payable in connection with the transfer of the Acquisition Stock by Buyer, including income and/or transfer taxes imposed by any jurisdiction, shall be home by Buyer.

        8. RISK OF LOSS

              The risk of loss, damage, or destruction to any of the Inventory to be conveyed to Buyer under this Agreement shall be borne by Seller until the time of closing. In the event of any such loss, damage or destruction prior to closing, Buyer at its sole option, upon notice to Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event all the terms and provisions of this Agreement shall be deemed null and void.

        9. CONTINUING OBLIGATIONS

              From time to time at the request of Buyer, Seller shall execute and deliver to Buyer such other instruments of conveyance and transfer and take other actions as Buyer may reasonably require to more effectively convey the Inventory and warehouse receipts representing such Inventory to Buyer in accordance with this Agreement. Seller and buyer shall execute any and all documents, prior to and after the closing date, that are required to implement the terms and intent of this Agreement.

        10. COVENANT NOT TO COMPETE

              Seller and its officers, directors and shareholders, agree that for a period of one (1) year after the date of this Agreement, they will not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected with, in any manner, any business engaged in the sale of paint in the Russian Republics.

        11. BROKERS

              Seller and Buyer acknowledge that Comstat, Inc. has acted as a finder in connection the sale of Inventory hereunder and shall be paid compensation in the amount of Twenty Thousand Dollars ($20,000.00) by Buyer for its services with no obligation whatsoever on the part of Seller. Except for Comstat, Inc., neither Seller nor Buyer has employed any broker, finder or other person or entity in connection with matters contemplated by this Agreement.

        12. REPRESENTATIONS OF SELLER

            As an inducement to Buyer to purchase the Inventory, Seller makes the following representations and warranties:

        A. Seller is a corporation duly organized, validly existing and in good standing under the laws of Switzerland, and has all requisite corporate power and authority to enter into this Agreement and carry out and perform the terms and provisions hereof;

        B. Seller is the owner of and has good and marketable title to the Inventory and to the warehouse receipts representing the Inventory, which warehouse receipts will be endorsed to the Buyer at the closing;

        C. There is not now nor shall there be at the time of closing any judgments, liens or other encumbrances outstanding against Seller relating to the Inventory or the warehouse receipts representing the Inventory.

        D. Seller is not and shall not on the date of closing be in default in the payment of any taxes imposed by any jurisdiction, including, without limitation, the United States of America, and any city or municipality thereof, including any withholding, personal property, sales, use, social security, employment and/or unemployment taxes;

        E. Seller has complied with all governmental laws, rules and regulations, including, without limitation, those imposed by the government of the United States and any city or municipality thereof relating to the storage and handling of the Inventory;

        F. Seller has not entered into any other Agreement to sell or pledge any portion of the Inventory or the warehouse receipts representing the Inventory; and

        G. There are no suits, claims or other proceedings in law or equity pending or to Seller' knowledge threatened against Seller in connection with the Inventory or the warehouse receipts representing the Inventory.

        13. REPRESENTATIONS OF BUYER

            As an inducement to Seller to sell the Inventory, Buyer makes the following representations and warranties:

A. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, United States of America, and has all requisite corporate power and authority to enter into this Agreement and carry out and perform the terms and provisions hereof;

B. The Inventory is being purchased for export and will be exported from the United States. Any Inventory that has not been exported from the United States prior to November 30, 1996 will be destroyed by Buyer at its sole cost and expense in accordance with applicable United States environmental laws and regulations; and

C. The Buyer's stock is publicly traded, over-the-counter on the bulletin board, in the United States of America.

14. Changes to Representations and Warranties

    If there are any changes to Seller's warranties or representations set forth in this Agreement, Seller shall notify Buyer immediately in writing of such changes. If there are any changes to Buyer's warranties or representations set forth in this Agreement, Buyer shall notify Seller immediately in writing of such changes.

15. Survival of Representations and Warranties and Other Provisions

    The representations and warranties of Seller and Buyer in this Agreement and the provisions of Paragraph 2 (relating to the Escrow Agreement), Paragraph 4 (relating to Buyer's right to repurchase the Acquisition Stock), Paragraph 9 (relating to the continuing obligations) and Paragraph 10 (relating to the covenant not to compete) shall survive the closing. Seller agrees to defend, indemnify and hold Buyer, its successors, and assigns harmless from and against any and all damage or deficiency resulting from any material misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of Seller under this Agreement. Buyer agrees to defend, indemnify, and hold harmless Seller from and against any and all damage or deficiency resulting from any material misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of Buyer under this Agreement.

16. Notices and Correspondence

    All notices and other communications shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by federal express or other international overnight carrier to the respective party as follows:

    To Seller:
    Fruit Impex, S.A.
    Asylstrasse 81
    Zurich, Switzerland 8032

    Attn.: A. Parlagreco

    To Buyer:
    Globus Food Systems International Corp.
    Two World Trade Center
    Suite 2400
    New York, New York 10048
    Attn.: Serge Pisman

or to any other address as the party to whom notice is to be given may have previously furnished to the other party in writing as set forth above.

17. GOVERNING LAW

    The parties elect that the laws of the State of New York, United States of America, shall govern the construction of this Agreement and the rights, remedies, warranties, representations, and provisions hereof without regard to the principles of conflict of laws. The Parties hereby submit to the nonexclusive jurisdiction of the courts of the State of New York or, if federal jurisdiction exists, the United States Court for the Second District located in New York, and agree not to raise and waive any objection they may have based upon personal jurisdiction or the venue of such court or forum non conveniens. The Parties further agree not to bring any action or other proceeding with respect to this Agreement or with respect to any of their obligations hereunder in any other court.

18. ASSIGNMENT

    Neither Seller nor Buyer may assign its rights or obligations under this Agreement without the consent of the other party, except that Buyer may assign its rights and obligations hereunder to any entity of which Buyer has, directly or indirectly, at least a fifty percent (50%) ownership interest.

19. AMENDMENTS

    No change or modification of this Agreement shall be valid unless in writing and signed by Seller and Buyer. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party to be charged.

20. Entire Agreement

    This Agreement constitutes the entire agreement and contains all of the agreements between the parties with respect to this subject matter. This Agreement supersedes all prior agreements or understandings between the parties with respect to this subject matter.

21. SEPARABILITY

    The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable if, for any reason, any other provision is invalid or unenforceable in whole or in part.

22. Headings

    The headings in this Agreement are inserted for convenience only and ARE NOT to be considered in construction of this Agreement's provisions.

23. COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

    IN WITNESS WHEREOF, this Agreement has been executed by Fruit Impex, S.A. and Globus Food Systems International Corp. on the date first above written.

 ATTEST:                                   SELLER:
                                           FRUIT IMPEX, S.A.

     [signature illegible]                 By: /s/ A. Parlagreco
___________________________________        _____________________________________
                                              A. Parlagreco, President




ATTEST:                                    BUYER:


                                         GLOBUS FOOD SYSTEMS INTERNATIONAL CORP.


       [signature illegible]               By: [signature illegible]
___________________________________        _____________________________________
                                              Serge Pisman, President

               ATTACHMENT TO INVENTORY PURCHASE AGREEMENT BETWEEN
             FRUIT IMPEX, S.A.,AS "SELLER," AND GLOBUS FOOD SYSTEMS
                        INTERNATIONAL CORP., AS "BUYER"
                                   EXHIBIT A


[Listing of Inventory]

                               Globus Deliveries

------------------------------------------------------------------------------------------------------------------------------------
CONT    INV        QTS    PTS      CS'S  PALLETS    GROSS WEIGHT         NET WEIGHT       VOLUME   VOLUME      W/S           NET
------------------------------------------------------------------------------------------------------------------------------------
 NO      NO        QTY    QTY       QTY    QTY     LBS       KGS       LBS        KGS       CFT      CMT      VALUE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 1    001520-01    246   20,426    3,421    28    27,081    12,284    26,101     11,839    790.1    22.4    133,422.64    100,066.98
------------------------------------------------------------------------------------------------------------------------------------
 2    001521-01     -    20,808    3,468    28    25,751    11,681    24,771     11,236    737.6    20.9    133,379.28    100,034.46
------------------------------------------------------------------------------------------------------------------------------------
 3    001522-01  1,302   18,384    3,281    28    28,652    12,996    27,672     12,552    743.3    21.0    131,030.70     98,273.03
------------------------------------------------------------------------------------------------------------------------------------
 4    001523-01  4,673   12,126    2,801    28    25,695    11,655    24,715     11,211    642.9    18.2    125,065.15     93,798.86
------------------------------------------------------------------------------------------------------------------------------------
 5    001527-01  3,234   14,621    2,973    28    25,415    11,528    24,435     11,083    747.4    21.2    126,659.59     94,994.69
------------------------------------------------------------------------------------------------------------------------------------
 6    001528-01  2,849   15,493    3,058    28    26,508    12,023    25,525     11,578    749.5    21.2    128,170.50     96,127.88
------------------------------------------------------------------------------------------------------------------------------------
 7    001529-01     -    20,649    3,459    28    25,812    11,708    24,832     11,283    670.9    19.0    133,001.09     99,750.82
------------------------------------------------------------------------------------------------------------------------------------
 8    001530-01  2,836   14,757    2,933    28    25,233    11,445    24,253     11,001    722.5    20.5    123,321.05     92,490.79
------------------------------------------------------------------------------------------------------------------------------------
 9    001542-01     -    20,550    3,425    28    25,640    11,630    24,660     11,185    757.7    22.5    131,725.50     98,794.13
------------------------------------------------------------------------------------------------------------------------------------
10    001543-01     -    21,402    3,567    28    27,100    12,292    26,200     11,884    758.7    21.5    137,186.82    102,890.12
------------------------------------------------------------------------------------------------------------------------------------
11    001544-01  2,523   15,644    3,089    28    29,648    13,448    26,668     12,096    732.0    20.7    125,836.03     94,377.02
------------------------------------------------------------------------------------------------------------------------------------
12    001545-01  8,650    5,295    2,327    28    34,136    15,488    33,186     15,043    795.9    22.5    121,565.45     91,174.09
------------------------------------------------------------------------------------------------------------------------------------
13    001546-01     -    21,447    3,621    28    31,082    14,098    30,102     13,654    792.3    22.4    137,475.27    103,106.45
------------------------------------------------------------------------------------------------------------------------------------
14    001547-01     -    21,631    3,611    28    26,970    12,233    25,990     11,788    766.8    21.7    138,654.71    103,991.03
------------------------------------------------------------------------------------------------------------------------------------
15    001553-01  2,280   19,914    3,699    28    29,642    13,455    28,662     13,000    866.3    24.5    150,745.14    113,058.86
------------------------------------------------------------------------------------------------------------------------------------
16    001554-01  2,028   18,566    3,433    28    28,315    12,843    27,335     12,399    800.8    22.6    139,551.70    104,663.78
------------------------------------------------------------------------------------------------------------------------------------
17    001555-01     -    20,927    3,489    28    25,774    11,691    24,794     11,246    741.9    12.0    134,142.07    100,606.55
------------------------------------------------------------------------------------------------------------------------------------
18    001556-01     -    21,423    3,572    28    26,126    11,850    25,146     11,406    759.4    21.5    137,321.43    102,991.07
------------------------------------------------------------------------------------------------------------------------------------
19    001557-01    420   21,292    3,702    28    27,530    12,487    26,550     12,043    784.3    22.2    140,736.32    105,552.24
------------------------------------------------------------------------------------------------------------------------------------
20    001558-01  4,941    8,597    2,258    28    21,989     9,932    20,807      9,437    652.2    18.5    105,159.10     78,869.33
------------------------------------------------------------------------------------------------------------------------------------
21    001564-01  5,266   12,720    2,999    28    27,679    12,555    26,699     12,110    821.2    23.3    134,879.78    101,159.84
------------------------------------------------------------------------------------------------------------------------------------
22    001565-01  3,237   16,730    3,329    28    32,046    14,535    31,066     14,091    820.7    23.2    140,030.11    105,022.58
------------------------------------------------------------------------------------------------------------------------------------
23    001566-01  8,664    6,870    2,512    28    30,703    13,926    29,723     13,482    839.6    23.8    131,803.02     98,852.27
------------------------------------------------------------------------------------------------------------------------------------
24    001567-01     -    21,948    3,666    28    29,974    13,596    28,994     13,151    778.1    22.0    140,686.68    105,515.01
------------------------------------------------------------------------------------------------------------------------------------
25    001569-01  7,680   11,178    3,095    28    32,004    14,516    31,024     14,072    936.2    26.5    149,449.38    112,087.04
------------------------------------------------------------------------------------------------------------------------------------
26    001572-01     -    22,389    3,733    30    29,459    13,362    28,409     12,886    793.7    22.5    143,513.49    107,635.12
------------------------------------------------------------------------------------------------------------------------------------
27    001573-01     -    22,170    3,699    28    28,840    13,081    27,860     12,637    785.9    22.3    142,109.70    106,582.28
------------------------------------------------------------------------------------------------------------------------------------
28    001574-01     -    22,243    3,713    28    29,573    13,414    28,953     12,969    792.4    22.4    142,577.63    106,933.22
------------------------------------------------------------------------------------------------------------------------------------

                60,829  490,200   91,933   786   784,377   355,752   754,772    342,362                   3,759,199.33  2,819,399.50
               ------- --------  -------   ---  --------  --------  --------   --------                  ------------- -------------

Fruit Impex S.A.                              CONT NO: 1
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001520-01                             INV DATE: APRIL 15, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


======================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE       UNIT          TOTAL
   NO             NO                                                                          PRICE         AMOUNT
======================================================================================================================
34-36373     3208.10.0000      180     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 7N     $10.13       $1,823.40
                                              DARK SHADOW BLUE METALLIC
34-39023     3208.10.0000     2880     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 74        $6.41      $18,460.80
                                              FLAME RED METALLIC
34-39022     3208.10.0000     2976     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 63        $6.41      $19,076.16
                                              ORANGE METALLIC
34-39020     3208.10.0000     6912     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 13S       $6.41      $44,305.92
                                              SILVER METALLIC
34-38995     3208.10.0000     2016     PT     SHER-LAC ACRYLIC LACQUER SERIES     NISSAN 526   $6.41      $12,922.56
                                              HOT RED
34-38665     3208.10.0000     2516     PT     SHER-LAC ACRYLIC LACQUER SERIES     TOYOTA 4H5   $6.41      $16,127.56
                                              MEDIUM BROWN METALLIC
34-38633     3208.10.0000     1344     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD C2      $6.41       $8,615.04
                                              BRITE RED
34-39337     3208.10.0000     1019     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 27        $6.41       $6,531.79
                                              LIGHT BLUE METALLIC
34-35879     3208.10.0000       82     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 22        $6.41         $525.62
                                              LIGHT SAPPHIRE BLUE METALLIC
34-35000     3208.10.0000       29     PT     SHER-LAC ACRYLIC LACQUER SERIES     TOYOTA 040   $6.41         $185.89
                                              SUPER WHITE II
34-34983     3208.10.0000        9     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 81        $6.41          $57.69
                                              FLAME RED
34-34875     3208.10.0000       42     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 31        $6.41         $269.22
                                              DARK BLUE METALLIC
34-34382     3208.10.0000       72     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 25        $6.41         $461.52
                                              LIGHT BLUE METALLIC
34-34382     3208.10.0000       42     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 25       $10.13         $425.46
                                              LIGHT BLUE METALLIC
34-34380     3208.10.0000       32     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 12        $6.41         $205.12
                                              SILVER METALLIC
34-34380     3208.10.0000       24     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 12       $10.13         $243.12
                                              SILVER METALLIC
34-32378     3208.10.0000       34     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 21        $6.41         $217.94
                                              LIGHT BLUE METALLIC
34-32377     3208.10.0000       67     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 17        $6.41         $429.47
                                              LIGHT SLATE METALLIC
34-31514     3208.10.0000       40     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 42        $6.41         $256.40
                                              DARK BLUE
34-30037     3208.10.0000      356     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 3L      $6.41       $2,281.96
                                              DARK BLUE METALLIC
----------------------------------------------------------------------------------------------------------------------

                             20672            TOTAL                                                      $133,422.64
                                              DISCOUNT                                                    $33,355.66
                                              TOTAL DUE                                                  $100,066.98

Fruit Impex S.A.                              CONT NO: 2
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001521-01                             INV DATE: APRIL 15, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


======================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE         UNIT         TOTAL
   NO             NO                                                                            PRICE        AMOUNT
======================================================================================================================
34-38659     3208.10.0000      2526    PT     SHER-LAC ACRYLIC LACQUER SERIES     NISSAN CGO    $6.41      $16,191.66
                                              GOLDEN BROWN METALLIC
34-38658     3208.10.0000      2406    PT     SHER-LAC ACRYLIC LACQUER SERIES     NISSAN B67    $6.41      $15,422.46
                                              SOLAR BLUE METALLIC
34-38639     3208.10.0000      4032    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD F1       $6.41      $25,845.12
                                              CRYSTAL METALLIC
34-38638     3208.10.0000      4572    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD E2       $6.41      $29,306.52
                                              GARNET METALLIC
34-40840     3208.10.0000       384    PT     SHER-LAC ACRYLIC LACQUER SERIES     SUBARU 059    $6.41       $2,461.44
                                              MISTY DAWN METALLIC
34-35635     3208.10.0000      3432    PT     SHER-LAC ACRYLIC LACQUER SERIES     RENAULT 348   $6.41      $21,999.12
                                              WHITE
34-38634     3208.10.0000      3456    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD G7       $6.41      $22,152.96
                                              BRIGHT BLUE METALLIC
----------------------------------------------------------------------------------------------------------------------

                              20808           TOTAL                                                       $133,379.28
                                              DISCOUNT                                                     $33,344.82
                                              TOTAL DUE                                                   $100,034.46

Fruit Impex S.A.                              CONT NO: 3
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001522-01                             INV DATE: APRIL 15, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


======================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE         UNIT         TOTAL
   NO             NO                                                                            PRICE        AMOUNT
======================================================================================================================
34-38355     3208.10.0000      2304    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 91       $6.41      $14,768.64
                                              SMOKE METALLIC
34-38635     3208.10.0000      4800    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD D1       $6.41      $30,768.00
                                              SILVER METALLIC
34-38829     3208.10.0000      4128    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD A8       $6.41      $26,460.48
                                              LIGHT SANDALWOOD METALLIC
34-38572     3208.10.0000      3744    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 6B       $6.41      $23,999.04
                                              DRIFTWOOD METALLIC
34-38509     3208.10.0000      1632    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD M6352A   $6.41      $10,461.12
                                              MEDIUM REGATTA BLUE METALLIC
34-38467     3208.10.0000      1248    PT     SHER-LAC ACRYLIC LACQUER SERIES     MAZDA 2H      $6.41       $7,999.68
                                              CLARET MICA
34-38357     3208.10.0000       528    PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 92       $6.41       $3,384.48
                                              SILVER METALLIC
34-38357     3208.10.0000      1302    QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 92      $10.13      $13,189.26
                                              SILVER METALLIC
----------------------------------------------------------------------------------------------------------------------

                              19686           TOTAL                                                       $131,030.70
                                              DISCOUNT                                                     $32,757.68
                                              TOTAL DUE                                                    $98,273.03

Fruit Impex S.A.
Asylstrasse 81                                CONT NO: 4
Zurich, Switzerland 8032

                                     INVOICE

        INV NO: 001523-01                     INV DATE: APRIL 15, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418

==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-38356   3208.10.0000    2476     QT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 49          $10.13     $25,081.88
                                             GRAPHITE METALLIC

34-38355   3208.10.0000    2197     QT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 91          $10.13     $22,255.61
                                             SMOKE METALLIC

34-38342   3208.10.0000    2496     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 53            $6.41      $15,999.36
                                             TALBOT YELLOW

34-38313   3208.10.0000    2304     PT       SHER-LAC ACRYLIC LACQUER SERIES     HONDA Y49        $6.41      $14,768.64
                                             BARBADOS YELLOW

34-38285   3208.10.0000    2400     PT       SHER-LAC ACRYLIC LACQUER SERIES     SUBARU 815       $6.41      $15,384.00
                                             SAPPHIRE BLUE METALLIC

34-38226   3208.10.0000     288     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHRYSLER PX6     $6.41       $l,846.08
                                             CLASSIC BLACK

34-38225   3208.10.0000    3258     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHRYSLER PK4     $6.41      $20,883.78
                                             MEDIUM SUEDE METALLIC

34-38113   3208.10.0000     960     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD B2          $6.41       $6,153.60
                                             BRITE RED

34-36867   3208.10.0000     324     PT       SHER-LAC ACRYLIC LACQUER SERIES     HONDA NH512      $6.41       $2,076.84
                                             POLAR WHITE

34-39034   3208.10.0000      96     PT       SHER-LAC ACRYLIC LACQUER SERIES     HONDA NH512Z     $6.41         $615.36
                                             POLAR WHITE
--------------------------------------------------------------------------------------------------------------------------
                          16799              TOTAL                                                          $125,065.15
                                             DISCOUNT                                                        $31,266.29
                                             TOTAL DUE                                                       $93,798.86


Fruit Impex S.A.
Asylstrasse 81                                CONT NO: 5
Zurich, Switzerland 8032

                                     INVOICE

        INV NO: 001527-01                     INV DATE: APRIL 19, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418

==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-37295   3208.10.0000    1698     QT       SHER-LAC ACRYLIC LACQUER SERIES     CHR AY97GL8      $10.13      $17,200.74
                                             GRAY METALLIC

34-37295   3208.10.0000    1536     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR AY97GL8       $6.41       $9,845.76
                                             GRAY METALLIC

34-37294   3208.10.0000    1584     QT       SHER-LAC ACRYLIC LACQUER SERIE5     CHR AY97GL2      $10.13      $16,045.92
                                             SILVER METALLIC

34-37294   3208.10.0000    1506     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR AY97GL2       $6.41       $9,653.46
                                             SILVER METALLIC

34-37290   3208.10.0000    2400     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PA7           $6.41      $15,384.00
                                             GRAY METALLIC

34-37283   3208.10.0000    2112     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 9P           $6.41      $13,537.92
                                             MAROON METALLIC

34-37282   3208.10.0000    2466     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 8N           $6.41      $15,807.06
                                             ROSS QUARTZ METALLIC

34-37281   3208.10.0000    2208     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 78           $6.41      $14,153.28
                                             SHADOW BLUE METALLIC

34-37089   3208.10.0000     641     PT       SHER LAC ACRYLIC LACQUER SERIES     GM 63             $6.41       $4,108.81
                                             MEDIUM ORANGE METALLIC

34-40886   3208.10.0000     936     PT       SHER-LAC ACRYLIC LACQUER SERIES     TOYOTA 176        $6.41       $5,999.76
                                             PLATINUM SILVER METALLIC

34-40891   3208.10.0000     768     PT       SHER-LAC ACRYLIC LACQUER SERIES     TOYOTA 4J5        $6.41       $4,922.88
                                             BROWN METALLIC
--------------------------------------------------------------------------------------------------------------------------
                          17855              TOTAL                                                           $126,659.59
                                             DISCOUNT                                                         $31,664.90
                                             TOTAL DUE                                                        $94,994.69

Fruit Impex S.A.
Asylstrasse 81                                CONT NO: 6
Zurich, Switzerland 8032

                                    INVOICE

 INV NO: 001528-01                            INV DATE: APRIL 19, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418



==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-38160   3208.10.0000    3072     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 5C           $6.41      $19,691.52
                                             BROWN METALLIC

34-38160   3208.10.0000    2849     QT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 5C          $10.13      $28,860.37
                                             BROWN METALLIC

34-38149   3208.10.0000    1344     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM WA9221         $6.41       $8,615.04
                                             DARK BROWN METALLIC

34-38137   3208.10.0000      96     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 11U            $6.41         $615.36
                                             WHITE

34-38134   3208.10.0000     672     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 72U            $6.41       $4,307.52
                                             MAROON

34-38112   3208.10.0000    2400     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD Bl           $6.41      $15,384.00
                                             DARK GRAY METALLIC

34-38110   3208.10.0000    2592     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD A7           $6.41      $16,614.72
                                             BRITE BLUE METALLIC

34-38109   3208.10.0000    2976     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD A2           $6.41      $19,076.16
                                             MEDIUM CANYON RED METALLIC

34-38108   3208.10.0000    1890     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD A1           $6.41      $12,114.90
                                             SILVER METALLIC

34-37230   3208.10.0000     451     PT       SHER-LAC ACRYLIC LACQUER SERIES     AMC CV            $6.41       $2,890.91
                                             RED METALLIC
--------------------------------------------------------------------------------------------------------------------------
                          18342              TOTAL                                                           $128,170.50
                                             DISCOUNT                                                         $32,042.63
                                             TOTAL DUE                                                        $96,127.88

Fruit Impex S.A.
Asylstrasse 81                                CONT NO: 7
Zurich, Switzerland 8032

                                    INVOICE

 INV NO: 001529-01                            INV DATE: APRIL 19, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418



==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-37275   3208.10.0000    2016     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 6L            $6.41     $12,922.56
                                             DARK SABLE METALLIC

34-37273   3208.10.0000    2208     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 26            $6.41     $14,153.28
                                             MAROON METALLIC

34-37271   3208.10.0000    2226     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 1T            $6.41     $14,268.66
                                             DARK TITANIUM METALLIC

34-37270   3208.10.0000     960     PT       SHER-LAC ACRYLIC LACQUER SERIES     HON NH502M         $6.41      $6,153.60
                                             GRAY METALLIC

34-37229   3208.10.0000    1920     PT       SHER-LAC ACRYLIC LACQUER SERIES     AMC CL             $6.41     $12,307.20
                                             DARK DRIFTWOOD METALLIC

34-37227   3208.10.0000    1632     PT       SHER-LAC ACRYLIC LACQUER SERIES     AMC CJ             $6.41     $10,461.12
                                             VIVID RED METALLIC

34-37226   3208.10.0000    1152     PT       SHER-LAC ACRYLIC LACQUER SERIES     AMC CE             $6.41      $7,384.32
                                             BLUE METALLIC

34-37225   3208.10.0000    1728     PT       SHER-LAC ACRYLIC LACQUER SERIES     AMC CD             $6.41     $11,076.48
                                             BLUE METALLIC

34-37098   3208.10.0000    2491     PT       SHER-LAC ACRLIC LACQUER SERIES      GM 90              $6.41     $15,967.31
                                             GRAY METALLIC

34-37096   3208.10.0000    3648     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 78C             $6.41     $23,383.68
                                             MEDIUM ROSEWOOD METALLIC

34-36826   3208.10.0000     768     PT       SHER-LAC ACRYLIC LACQUER SERIES     NISSAN 426         $6.41      $4,922.88
                                             BRITE BLUE METALLIC
--------------------------------------------------------------------------------------------------------------------------
                          20749              TOTAL                                                           $133,001.09
                                             DISCOUNT                                                         $33,250.27
                                             TOTAL DUE                                                        $99,750.82

Fruit Impex S.A.
Asylstrasse 81                                                        CONT NO: 8
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001530-01                                       INV DATE: APRIL 19, 1996


 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


=======================================================================================================================
PRODUCT        HARMONIZED       QTY          U/M       PRODUCT DESCRIPTION                CODE        UNIT     TOTAL
  NO              NO                                                                                 PRICE     AMOUNT
=======================================================================================================================

 34-37095     3208.10.0000     2836          QT        SHER-LAC ACRYLIC LACQUER SERIES    GM 75C    $10.13   $28,728.68
                                                       MAROON METALLIC
 34-37095     3208.10.0000     3420          PT        SHER-LAC ACRYLIC LACQUER SERIES    GM 75C     $6.41   $21,922.20
                                                       MAROON METALLIC
 34-37085     3208.10.0000     2505          PT        SHER-LAC ACRYLIC LACQUER SERIES    GM 57C     $6.41   $16,057.05
                                                       LIGHT BEECHWOOD METALLIC
 34-37022     3208.10.0000     1440          PT        SHER-LAC ACRYLIC LACQUER SERIES    AMC CT     $6.41    $9,230.40
                                                       DARK CHERRY METALLIC
 34-37017     3208.10.0000     1308          PT        SHER-LAC ACRYLIC LACQUER SERIES    AMC BB     $6.41    $8,384.28
                                                       LIGHT DRIFTWOOD METALLIC
 34-36947     3208.10.0000     2628          PT        SHER-LAC ACRYLIC LACQUER SERIES    TOYOTA 165 $6.41   $16,845.48
                                                       GRAY METALLIC
 34-37019     3208.10.0000     1536          PT        SHER-LAC ACRYLIC LACQUER SERIES    AMC CB     $6.41    $9,845.76
                                                       BUFF YELLOW
 34-36897     3208.10.0000     1920          PT        SHER-LAC ACRYLIC LACQUER SERIES    SUBARU 787 $6.41   $12,307.20
                                                       SILVER
-----------------------------------------------------------------------------------------------------------------------
                              17593                    TOTAL                                                $123,321.05
                                                       DISCOUNT                                              $30,830.26
                                                       TOTAL DUE                                             $92,490.79


Fruit Impex S.A.
Asylstrasse 81                                                        CONT NO: 9
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001542-01                                       INV DATE: APRIL 23, 1996


 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


=======================================================================================================================
PRODUCT        HARMONIZED       QTY          U/M       PRODUCT DESCRIPTION                CODE        UNIT     TOTAL
  NO              NO                                                                                 PRICE     AMOUNT
=======================================================================================================================

 34-36896     3208.10.0000     2400          PT        SHER-LAC ACRYLIC LACQUER SERIES    SUBARU 764  $6.41   $15,384.00
                                                       CHAMPAGNE GOLD METALLIC
 34-36985     3208.10.0000     2976          PT        SHER-LAC ACRYLIC LACQUER SERIES    SUBARU 749  $6.41   $19,076.16
                                                       CINNAMON METALLIC
 34-36894     3208.10.0000     3048          PT        SHER-LAC ACRYLIC LACQUER SERIES    SUBARU 748  $6.41   $19,537.68
                                                       MARBLE BEIGE
 34-36865     3208.10.0000     1056          PT        SHER-LAC ACRYLIC LACQUER SERIES    HON R61M    $6.41    $6,768.96
                                                       CHATEAU RED METALLIC
 34-36833     3208.10.0000     2688          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 733  $6.41   $17,230.08
                                                       SIENNA BROWN METALLIC
 34-36832     3208.10.0000     4128          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 728  $6.41   $26,460.48
                                                       CRYSTAL BLUE METALLIC
 34-36831     3208.10.0000     2112          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 726  $6.41   $13,537.92
                                                       FLARE RED PEARL
 34-36829     3208.10.0000     2142          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 656  $6.41   $13,730.22
                                                       CHAMPAGNE PEARL
-------------------------------------------------------------------------------------------------------------------------
                              20550                    TOTAL                                                  $131,725.50
                                                       DISCOUNT                                                $32,931.38
                                                       TOTAL DUE                                               $98,794.13


Fruit Impex S.A.
Asylstrasse 81                                                       CONT NO: 10
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001543-01                                       INV DATE: APRIL 23, 1996


 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


=======================================================================================================================
PRODUCT        HARMONIZED       QTY          U/M       PRODUCT DESCRIPTION                CODE        UNIT     TOTAL
  NO              NO                                                                                 PRICE     AMOUNT
=======================================================================================================================
 34-36830     3208.10.0000     2976          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 673  $6.41  $19,076.16
                                                       PLATINUM MIST METALLIC
 34-36828     3208.10.0000     1920          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 549  $6.41  $12,307.20
                                                       SILVER FROST METALLIC
 34 36827     3208.10.0000     2112          PT        SHER-LAC ACRYLIC LACQUER SERIES    NISSAN 514  $6.41  $13,537.92
                                                       BLUE SAGE METALLIC
 34-36825     3208.10.0000     2688          PT        SHER LAC ACRYLIC LACQUER SERIES    NISSAN 331  $6.41  $17,230.08
                                                       LIGHT BROWNSTONE METALLIC
 34-36821     3208 10.0000     3450          PT        SHER-LAC ACRYLIC LACQUER SERIES    TOYOTA 4H2  $6.41  $22,114.50
                                                       BROWN METALLIC
 34-36808     3208.10.0000     2160          PT        SHER-LAC ACRYLIC LACQUER SERIES    TOYOTA 4G8  $6.41  $13,845.60
                                                       BEIGE METALLIC
 34-36807     3208.10.0000     2112          PT        SHER-LAC ACRYLIC LACQUER SERUES    TOYOTA 164  $6.41  $13,537.92
                                                       SILVER METALLIC
 34-36432     3208.10.0000     3984          PT        SHER-LAC ACRYLIC LACQUER SERIES    CHR AY97HV1 $6.41  $25,537.44
                                                       CHESTNUT BROWN METALLIC            PU7
-------------------------------------------------------------------------------------------------------------------------
                              21402                    TOTAL                                                $137,186.82
                                                       DISCOUNT                                              $34,296.71
                                                       TOTAL DUE                                            $102,890.12


 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 11
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001544-01                            INV DATE: APRIL 23,1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10040 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE           UNIT          TOTAL
   NO                NO                                                                                       PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  34-37096      3208.10.0000       2462       QT   SHER-LAC ACRYLIC LACQUER SERIES             GM 78C         $10.13      $24,940.06
                                                   MEDIUM ROSEWOOD METALLIC
  30-85493      3208.10.0000       2257       PT   SHER-LAC ACRYLIC LACQUER SERIES             CHR PE9         $6.41      $14,467.37
                                                   DARK CORDOVAN METALLIC
  34-37274      3208.10.0000       2060       PT   SHER-LAC ACRYLIC LACQUER SERIES             FORD M6263A     $6.41      $13,204.60
                                                   MEDIUM REGATTA BLUE METALLIC
  34-45294      3208.10.0000       2508       PT   SHER-LAC ACRYLIC LACQUER SERIES             GM 57           $6.41      $16,076.28
                                                   CAMEL BEIGE
  34-41962      3208.10.0000         82      PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD AJ         $6.41         $525.62
                                                   ALABASTER
  34-37298      3208.10.0000         12      QT    SHER-LAC ACRYLIC LACQUER SERIES             CHR PM4        $10.13         $121.56
                                                   CLARET RED METALLIC
  34-37397      3208.10.0000         60      PT    SHER-LAC ACRYLIC LACQUER SERIES             CHR PM9         $6.41         $384.60
                                                   BLACK CHERRY METALLIC
  34-37280      3208.10.0000         53      PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD 7F         $6.41         $339.73
                                                   TWILIGHT BLUE METALLIC
  34-43497      3208.10.0000      1294      PT     SHER-LAC ACRYLIC LACQUER SERIES             FORD 6D         $6.41       $8,294.54
                                                   VERMILLION
  34-05313      3208.10.0000        110      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 29           $6.41         $705.10
                                                   BLACK SAPPHIRE METALLIC
  34-44124      3208.10.0000        390      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 57           $6.41       $2,499.90
                                                   DARK BRIGHT TEAL METALLIC
  34-45507      3208.10.0000        366      PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD GA         $6.41      $2,346.068
                                                   MEDIUM AUBERGINE METALLIC
  34-35894      3208.10.0000         29      QT    SHER-LAC ACRYLIC LACQUER SERIES             GM 72          $10.13         $293.77
                                                   MEDIUM GARNET RED METALLIC
  34-35882      3208.10.0000         64      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM WA8742       $6.4l         $410.24
                                                   MEDIUM SAPPHIRE BLUE METALLIC
  34-45741      3208.10.0000        135      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 88           $6.41         $865.35
                                                   DARK PLUM METALLIC
  34-45740      3208.10.0000        143      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 84           $6.41         $916.63
                                                   HAWAIIAN ORCHID METALLIC
  34-44086      3208.10.0000         75      PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD ER         $6.41         $480.75
                                                   DARK CRANBEMY METALLIC
  34-45737      3208.10.0000        221      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 69           $6.41       $1,416.61
                                                   ROOTBEER METALLIC
  34-35816      3208.10.0000         72      PT    SHER-LAC ACRYLIC LACQUER SERIES             CHR PS8         $6.41         $461.52
                                                   CHARCOAL METALLIC
  34-35378      3208.10.0000         40      PT    SHER-LAC ACRYLIC LACQUER SERIES             CHR AY97EC7     $6.41         $256.40
                                                   TWILIGHT BLUE METALLIC
  34-35635      3208.10.0000        354      PT    SHER-LAC ACRYLIC LACQUER SERIES             REN 348         $6.41       $2,269.14
                                                   WHITE
  34-35320      3208.10.0000        369      PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 74           $6.41       $2,365.29
                                                   FLAME RED METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                  13156            SUB-TOTAL                                                              $93,641.12


 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 11
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001544-01                            INV DATE: APRIL 23,1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10040 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE           UNIT          TOTAL
   NO                NO                                                                                       PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  34-35895     3208.10.0000       112        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 76        $6.41          $717.92
                                                   DARK GARNET RED METALLIC
  34-36356     3208.10.0000        66        PT    SHER-LAC ACRYLlC LACQUER SERIES             FORD 2D      $6.41          $423.06
                                                   MEDIUM SCARLET
  34-36357     3208.10.0000        56        PT    SHER-LAC ACRYLlC LACQUER SERIES             FORD 2H      $6.41          $358.96
                                                   MEDIUM CABERNET
  34-37078     3208.10.0000       731        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 15C       $6.41         $4,685.71
                                                   MEDIUM GRAY METALLIC
  34-36724     3208.10.0000        15        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 87        $6.41            $96.15
                                                   GUNMETAL METALLIC
  34-33072     3208.10.0000       389        PT    SHELLAC ACRYLlC LACQUER SERIES              FORD IQ      $6.41         $2,493.49
                                                   SILVER METALLIC
  34-33074     3208.10.0000        54        PT    SHER-LAC ACRYLlC LACQUER SERIES             GM WA8237    $6.41           $346.14
                                                   AUTUMN MAPLE
  34-34381     3208.10.0000       106        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 15        $6.41           $679.46
                                                   MEDIUM GRAY METALLIC
  34-34381     3208.10.0000        20        QT    SHER-LAC ACRYLIC LACQUER SERIES             GM 15       $10.13           $202.60
                                                   MEDIUM GRAY METALLIC
  34-35866     3208.10.0000       548        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 29        $6.41         $3,512.68
                                                   DARK SAPPHIRE BLUE METALLIC
  34-44042     3208.10.0000       415        PT    SHER-LAC ACRYLlC LACQUER SERIES             CHR PRF      $6.41         $2,660.15
                                                   MEDIUM BLUE SATIN METALLIC
  34-42596     3208.10.0000       429        PT    SHELLAC ACRYLIC LACQUER SERIES              GM 45        $6.41         $2,749.89
                                                   MEDIUM GREEN METALLIC
  34-44041     3208.10.0000       345        PT    SHER-LAC ACRYLIC LACQUER SERIES             CHR PBD      $6.41         $2,211.45
                                                   BLUE SATIN GLOW METALLIC
  34-44092     3208.10.0000       276        PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD DD      $6.41         $1,769.16
                                                   MOCHA FROST METALLIC
  34-37019     3208.10.0000       624        PT    SHER-LAC ACRYLlC LACQUER SERIES             AMC CB       $6.41         $3,999.84
                                                   BUFF YELLOW
  34-36897     3208.10.0000       768        PT    SHER-LAC ACRYLIC LACQUER SERIES             SUBARU 787   $6.41         $4,922.88
                                                   SILVER
  34-33938     3208.10.0000        57        PT    SHER-LAC ACRYLIC LACQUER SERIES             GM 96        $6.41           $365.37
                                                   DESERT FROST
------------------------------------------------------------------------------------------------------------------------------------
                                18167              TOTAL                                                                $125,836.03
                                                   DISCOUNT                                                              $31,459.01
                                                   TOTAL DUE                                                             $94,377.02

 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 12
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001545-01                            INV DATE: APRIL 23,1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10040 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE           UNIT          TOTAL
   NO                NO                                                                                       PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

  34-36376      3208.10.0000      970        QT    SHER-LAC ACRYLIC LACQUER SERIES             FORD 77      $10.13         $9,826.10
                                                   MEDIUM SHADOW BLUE METALLIC
  34-36376      3208.10.0000     1622        PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD M6181A   $6.41        $10,397.02
                                                   MEDIUM SHADOW BLUE METALLIC
  34-36369      3208.10.0000     1560        QT    SHER-LAC ACRYLIC LACQUER SERIES             FORD 5W      $10.13        $15,802.80
                                                   LIGHT TAUPE METALLIC
  34-36357      3208.10.0000     1735        PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD 2H       $6.41        $11,121.35
                                                   MEDIUM CABERNET
  34-36358      3208.10.0000     1938        PT    SHER-LAC ACRYLIC LACQUER SERIES             FORD 2N       $6.41        $12,422.58
                                                   DARK CABERNET METALLIC
  34-35905      3208.10.0000     1295        QT    SHER-LAC ACRYLIC LACQUER SERIES             GM33         $10.13        $13,118.35
                                                   LIGHT DRIFTWOOD METALLIC
  34-35898      3208.10.0000     1765        QT    SHER-LAC ACRYLIC LACQUER SERIES             GM 80        $10.13        $17,879.45
                                                   LIGHT ROSEWOOD METALLIC
  34-38506      3208.10.0000     3060        QT    SHER-LAC ACRYLIC LACQUER SERIES             GM 24L       $10.13        $30,997.80
                                                   BRITE BLUE METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                13945              TOTAL                                                                 $121,565.45
                                                   DISCOUNT                                                               $30,391.36
                                                   TOTAL DUE                                                              $91,174.09





Fruit Impex S.A.
Asylstrasse 81                               CONT NO: 13
Zurich, Switzerland 8032


                                    INVOICE


   INV NO: 001546-01                         INV DATE: APRIL 23, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418





==================================================================================================================================
 PRODUCT        HARMONIZED      QTY    U/M     PRODUCT DESCRIPTION                     CODE                  UNIT      TOTAL
   NO               NO                                                                                       PRICE     AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
34-42568      3208.10.0000      2304    PT     SHER-LAC ACRYLIC LACQUER SERIES         CHR PT5               $6.41     $14,768.64
                                               MEDIUM TUNDRA METALLIC

34-42032      3208.10.0000      1152    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 99                $6.41     $7,384.32
                                               DARK SLATE METALLIC

34-42031      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 94                $6.41     $4,922.88
                                               LIGHT ANTELOPE METALLIC

34-42029      3208.10.0000       767    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 79                $6.41     $4,916.47
                                               DARK MAPLE METALLIC

34-42026      3208.10.0000      2304    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 70C               $6.41    $14,768.64
                                               TORCH RED

34-42025      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 70                $6.41     $4,922.88
                                               TORCH RED

34-42024      3208.10.0000      1548    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 66                $6.41     $9,922.68
                                               BROWN METALLIC

34-41960      3208.10.0000      2256    PT     SHER-LAC ACRYLIC LACQUER SERIES          FORD AG              $6.41    $14,460.96
                                               RACE YELLOW

34-41929      3208.10.0000      1283    PT     SHER-LAC ACRYLIC LACQUER SERIES          SUBARU 916           $6.41      $8,224.03
                                               CHARCOAL GRAY METALLIC

34-41483      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES          HONDA R70M           $6.41      $4,922.88
                                               NAVAJO RED METALLIC

34-41455      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES          HONDA B49M           $6.41      $4,307.52
                                               LAUREL BLUE METALLIC

34-41108      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES          NISSAN TH7           $6.41      $6,768.96
                                               TURQUIOISE BLUE METALLIC

34-41105      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES          NISSAN TH5           $6.41      $4,307.52
                                               CADET BLUE METALLIC

34-41101      3208.10.0000       282    PT     SHER-LAC ACRYLIC LACQUER SERIES          NISSAN KH3           $6.41      $1,807.62
                                               BLACK OBSIDIAN

34-41100      3208.10.0000      1379    PT     SHER-LAC ACRYLIC LACQUER SERIES          NISSAN KH2           $6.41      $8,839.39
                                               CHARCOAL PEARL

34-41096      3208.10.0000       384    PT     SHER-LAC ACRYLIC LACQUER SERIES          NISSAN FG0           $6.41       $2,461.44
                                               SILVER GREEN PEARL

34-38507      3208.10.0000       540    PT     SHER-LAC ACRYLIC LACQUER SERIES          FORD 9H              $6.41       $3,461.40
                                               MEDIUM TITANIUM METALLIC

L10Y3952      3208.10.0000       305    PT     SHER-LAC ACRYLIC LACQUER SERIES          GM WA5247            $6.41       $1,955.05
                                               WHEATLAND YELLOW

34-37084      3208.10.0000       378   PT      SHER-LAC ACRYLIC LACQUER SERIES          GM 57                $6.41       $2,422.98
                                               LIGHT BEECHWOOD METALLIC

34-44088      3208.10.0000       384   PT      SHER-LAC ACRYLIC LACQUER SERIES          FORD ER              $6.41       $2,461.44
                                               DARK CRANBERRY METALLIC

34-44087      3208.10.0000       709   PT      SHER-LAC ACRYLIC LACQUER SERIES          FORD KB              $6.41       $4,544.69
                                               MEDIUM AMTHYST FROST

34-44047      3208.10.0000       768   PT      SHER-LAC ACRYLIC LACQUER SERIES          CHR PTA              $6.41       $4,922.88
                                               SUNFIRE BROWN SATIN GLOW METALLIC
----------------------------------------------------------------------------------------------------------------------------------
                               21447           TOTAL                                                                   $137,475.27
                                               DISCOUNT                                                                 $34,368.82
                                               TOTAL DUE                                                               $103,106.45


Fruit Impex S.A.
Asylstrasse 81                               CONT NO: 14
Zurich, Switzerland 8032


                                    INVOICE


   INV NO: 001547-01                         INV DATE: APRIL 23, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418




==================================================================================================================================
 PRODUCT        HARMONIZED      QTY    U/M     PRODUCT DESCRIPTION                     CODE                  UNIT      TOTAL
   NO               NO                                                                                       PRICE     AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
34-40893      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES         TOYOTA 457            $6.41     $6,768.96
                                               MAHOGANY REARL

34-40889      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES         TOYOTA 206            $6.41     $6,768.96
                                               BLACK RUBY PEARL

34-40888      3208.10.0000      3552    PT     SHER-LAC ACRYLIC LACQUER SERIES         TOYOTA 205            $6.41    $22,768.32
                                               SATIN BLACK METALLIC

34-40884      3208.10.0000      1344    PT     SHER-LAC ACRYLIC LACQUER SERIES         TOYOTA 170            $6.41     $8,615.04
                                               PEWTER PEARL

34-40877      3208.10.0000       156    PT     SHER-LAC ACRYLIC LACQUER SERIES         TOYOTA 043            $6.41       $999.96
                                               SUPER WHITE III

34-40842      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 039            $6.41     $4,307.52
                                               MAJESTIC BLUE METALLIC

34-40841      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 076            $6.41     $4,922.88
                                               SANDSTONE METALLIC

34-40840      3208.10.0000       732    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 059            $6.41     $4,692.12
                                               MISTY DAWN METALLIC

34-40839      3208.10.0000       192    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 982            $6.41     $1,230.72
                                               ARCTIC WHITE

34-40838      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 955            $6.41     $4,307.52
                                               BERMUDA BLUE METALLIC

34-40836      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 947            $6.41     $4,307.52
                                               MICA RUBY

34-40835      3208.10.0000      1242    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 946            $6.41     $7,961.22
                                               RIO RED

34-40834      3208.10.0000      1081    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 944            $6.41     $6,929.21
                                               PEWTER METALLIC

34-40833      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES         SUBARU 943            $6.41     $4,922.88
                                               SLATE METALLIC

34-40212      3208.10.0000      4596    PT     SHER-LAC ACRYLIC LACQUER SERIES         GM 75 WA9239          $6.41    $29,460.36
                                               BRILLIANT RED METALLIC

34-39795      3208.10.0000      3072    PT     SHER-LAC ACRYLIC LACQUER SERIES         GM 98                 $6.41    $19,691.52
                                               BRITE BLUE METALLIC
----------------------------------------------------------------------------------------------------------------------------------
                               21631           TOTAL                                                                 $138,654.71
                                               DISCOUNT                                                               $34,663.68
                                               TOTAL DUE                                                             $103,991.03


Fruit Impex S.A.
Asylstrasse 81                               CONT NO: 15
Zurich, Switzerland 8032


                                    INVOICE


   INV NO: 001553-01                         INV DATE: APRIL 25, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418




==================================================================================================================================
 PRODUCT        HARMONIZED      QTY    U/M     PRODUCT DESCRIPTION                     CODE                  UNIT      TOTAL
   NO               NO                                                                                       PRICE     AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
34-41089      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES        NISSAN BJ0             $6.41     $4,307.52
                                               AZURE BLUE PEARL

34-41087      3208.10.0000       960    PT     SHER-LAC ACRYLIC LACQUER SERIES        NISSAN BJ6             $6.41     $6,153.60
                                               WINTER BLUE METALLIC

34-41084      3208.10.0000      1728    PT     SHER-LAC ACRYLIC LACQUER SERIES        NISSAN AG3             $6.41    $11,076.48
                                               SAND GRAY METALLIC

34-41081      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES        NISSAN 732             $6.41     $6,768.96
                                               DIAMOND BLACK PEARL

34-41080      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES        NISSAN 628             $6.41     $6,768.96
                                               LIGHT JADE GRAY METALLIC

34-40996      3208.10.0000      1824    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 6H               $6.41    $11,691.84
                                               MELLOW BURGUNDY METALLIC

34-40995      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 2S               $6.41     $4,307.52
                                               TRANQUIL BLUE METALLIC

34-40991      3208.10.0000      1506    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 3Q               $6.41      $9,653.46
                                               GENTLE MAROON METALLIC

34-40990      3208.10.0000       864    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 3N               $6.41      $5,538.24
                                               WARM GRAY METALLIC

34-40989      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 3G               $6.41      $4,922.88
                                               SHADOW SILVER METALLIC

34-40987      3208.10.0000       672    PT     SHER-LAC ACRYLIC LACQUER SERIES        MAZDA 1S               $6.41      $4,307.52
                                               NIAGARA SILVER METALLIC

34-40919      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES        HONDA YR94M            $6.41      $6,768.96
                                               SEATTLE SILVER METALLIC

34-40918      3208.10.0000       768    PT     SHER-LAC ACRYLIC LACQUER SERIES        HONDA YR92M            $6.41      $4,922.88
                                               TUSCANY TAUPE METALLIC

34-40917      3208.10.0000      1152    PT     SHER-LAC ACRYLIC LACQUER SERIES        HONDA HN531M           $6.41      $7,384.32
                                               CHARCOAL GRANITE METALLIC

34-40905      3208.10.0000      1416    PT     SHER-LAC ACRYLIC LACQUER SERIES        TOYOTA 8G2             $6.41      $9,076.56
                                               ICE BLUE PEARL

34-40904      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES        TOYOTA 8G1             $6.41      $6,768.96
                                               REGATTA BLUE PEARL

34-40903      3208.10.0000      1056    PT     SHER-LAC ACRYLIC LACQUER SERIES        TOYOTA 741             $6.41      $6,768.96
                                               TURQUOISE METALLIC

34-40897      3208.10.0000      1152    PT     SHER-LAC ACRYLIC LACQUER SERIES        TOYOTA 4K2             $6.41      $7,384.32
                                               SABLE MICA

34-40892      3208.10.0000       480    PT     SHER-LAC ACRYLIC LACQUER SERIES        TOYOTA 4J6             $6.41      $3,076.80
                                               LIGHT BROWN METALLIC

34-38507      3208.10.0000       900    QT     SHER-LAC ACRYLIC LACQUER SERIES        FORD 9H               $10.13      $9,117.00
                                               MEDIUM TITANIUM METALLIC

34-38461      3208.10.0000      1380    QT     SHER-LAC ACRYLIC LACQUER SERIES        FORD 4N               $10.13     $13,979.40
                                               WILD STRAWBERRY METALLIC
----------------------------------------------------------------------------------------------------------------------------------
                               22194           TOTAL                                                                   $150,745.14
                                               DISCOUNT                                                                 $37,686.29
                                               TOTAL DUE                                                               $113,058.86


Fruit Impex S.A.
Asylstrasse 81                               CONT NO: 16
Zurich, Switzerland 8032


                                    INVOICE


   INV NO: 001554-01                         INV DATE: APRIL 25, 1996


SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418




==================================================================================================================================
 PRODUCT        HARMONIZED      QTY    U/M     PRODUCT DESCRIPTION                     CODE                  UNIT      TOTAL
   NO               NO                                                                                       PRICE     AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
34-39140      3208.10.0000      4896    PT     SHER-LAC ACRYLIC LACQUER SERIES         AMC DL                $6.41    $31,383.36
                                               SAND METALLIC

34-39114      3208.10.0000      2688    PT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 43               $6.41    $17,230.08
                                               HUNTER GREEN METALLIC

34-39088      3208.10.0000       932    PT     SHER-LAC ACRYLIC LACQUER SERIES         CHR PC1               $6.41     $5,974.12
                                               DIAMOND BLUE METALLIC

34-39075      3208.10.0000      2274    PT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 8S               $6.41    $14,576.34
                                               PASTEL ADOBE

34-39071      3208.10.0000      1416    PT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 4S               $6.41     $9,076.56
                                               TITANIUM METALLIC

34-39069      3208.10.0000       732    PT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 2S               $6.41     $4,692.12
                                               BRITE CURRENT RED METALLIC

34-39066      3208.10.0000      3036    PT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 17               $6.41    $19,460.76
                                               TITANIUM METALLIC

34-39024      3208.10.0000      2592    PT     SHER-LAC ACRYLIC LACQUER SERIES         GM 87                 $6.41    $16,614.72
                                               GUNMETAL METALLIC

34-38507      3208.10.0000      1200    QT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 9H              $10.13    $12,156.00
                                               MEDIUM TITANIUM METALLIC

34-36376      3208.10.0000       408    QT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 77              $10.13     $4,133.04
                                               MEDIUM SHADOW BLUE METALLIC

34-36369      3208.10.0000       420    QT     SHER-LAC ACRYLIC LACQUER SERIES         FORD 5W              $10.13     $4,254.60
                                               LIGHT TAUPE METALLIC
----------------------------------------------------------------------------------------------------------------------------------
                               20594           TOTAL                                                                 $139,551.70
                                               DISCOUNT                                                               $34,887.93
                                               TOTAL DUE                                                             $104,663.78


 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 17
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001555-01                            INV DATE: APRIL 25, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE        UNIT          TOTAL
   NO                NO                                                                                   PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

 34-39034       3208.10.0000      288        PT     SHER-LAC ACRYLIC LACQUER SERIES          HONDA NH512Z  $6.41        $l,845.08
                                                    POLAR WHITE
 34-37296       3208.10.0000      346        PT     SHER-LAC ACRYLIC LACQUER SERIES          CHR PM4       $6.41        $2,217.86
                                                    CLARET RED METALLIC
 34-39021       3208.10.0000     3036        PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 23         $6.41       $19,460.76
                                                    MAUI BLUE METALLIC
 34-38698       3208.10.0000      960        PT     SHER-LAC ACRYLIC LACQUER SERIES          HONDA R67M    $6.41        $6,153.60
                                                    CHIANTI RED METALLIC
 34-38637       3208.10.0000     3744        PT     SHER-LAC ACRYLIC LACQUER SERIES          FORD El       $6.41       $23,999.04
                                                    DARK TITANIUM METALLIC
 34-38632       3208.10.0000     4800        PT     SHER-LAC ACRYLIC LACQUER SERIES          FORD B8       $6.41       $30,768.00
                                                    MEDIUM SANDALWOOD METALLIC
 34-38631       3208.10.0000     2976        PT     SHER-LAC ACRYLIC LACQUER SERIES          FORD B7       $6.41       $19,076.16
                                                    DARK SHADOW BLUE METALLIC
 34-38507       3208.10.0000     2233        PT     SHER-LAC ACRYLIC LACQUER SERIES          GM 89         $6.41       $14,313.53
                                                    AUTUMN MAPLE METALLIC
 34-38472       3208.10.0000     2544        PT     SHER-LAC ACRYLIC LACQUER SERIES          MAZDA 1E      $6.41       $16,307.04
                                                    BAYSIDE BLUE METALLIC
 -----------------------------------------------------------------------------------------------------------------------------------
                                20927               TOTAL                                                             $134,142.07
                                                    DISCOUNT                                                           $33,535.52
                                                    TOTAL DUE                                                         $100,606.55


 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 18
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001556-01                            INV DATE: APRIL 25, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE         UNIT          TOTAL
   NO                NO                                                                                     PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

 34-38506     3208.10.0000        3038       PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 24        $6.41          $19,473.58
                                                   BRITE BLUE METALLIC
 34-38473     3208.10.0000        6918       PT    SHER-LAC ACRYLIC LACQUER SERIES            MAZDA 5G     $6.41          $44,344.38
                                                   PRESTIGE SILVER METALLIC
 34-38471     3208.10.0000        2112       PT    SHER-LAC ACRYLIC LACQUER SERIES            MAZDA 1H     $6.41          $13,537.92
                                                   STEEL GRAY MICA
 34-38469     3208.10.0000        1728       PT    SHER-LAC ACRYLIC LACQUER SERIES            MAZDA 1C     $6.41          $11,076.48
                                                   SAND GRAY METALLIC
 34-38461     3208.10.0000         841       PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 4N      $6.41           $5,390.81
                                                   WILD STRAWBERRY METALLIC
 34-38387     3208.10 0000        2112       PT    SHER-LAC ACRYLIC LACQUER SERIES            TOYOTA 4H6   $6.41          $13,537.92
                                                   MEDIUM BEIGE METALLIC
 34-38385     3208.10.0000        1638       PT    SHER-LAC ACRYLIC LACQUER SERIES            TOYOTA 168   $6.41          $10,499.58
                                                   GRAY METALLIC
 34-38314     3208.10.0000        1920       PT    SHER-LAC ACRYLIC LACQUER SERIES            HONDA YR87M  $6.41          $12,307.20
                                                   LAGUNA GOLD METALLIC
 34-38159     3208.10.0000        1116       PT    SHER-LAC ACRYLIC LACQUER SERIES            GM WA9381    $6.41           $7,153.56
                                                   LIGHT SAPPHIRE BLUE METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                 21423             TOTAL                                                                 $137,321.43
                                                   DISCOUNT                                                               $34,330.36
                                                   TOTAL DUE                                                             $102,991.07

 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 19
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001557-01                            INV DATE: APRIL 25, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                 CODE             UNIT          TOTAL
   NO                NO                                                                                    PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

  34-38310     3208.10.0000       2244       PT    SHER-LAC ACRYLIC LACQUER SERIES        HONDA NH526M      $6.41         $14,384.04
                                                   FLINT BLACK METALLIC
  34-38308     3208.10.0000       2208       PT    SHER-LAC ACRYLIC LACQUER SERIES        HONDA B47M        $6.41         $14,153.28
                                                   SUPERIOR BLUE METALLIC
  34-38287     3208.10.0000       2400       PT    SHER-LAC ACRYLIC LACQUER SERIES        SUBARU 821        $6.41         $15,384.00
                                                   PLATINUM SILVER METALLIC
  34-38163     3208.10.0000       2112       PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 97           $6.41         $13,537.92
                                                   DARK CHESTNUT METALLIC
  34-38161     3208.10.0000       2092       PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 93           $6.41         $13,409.72
                                                   CHESTNUT METALLIC
  34-37284     3208.10.0000       2268       PT    SHER-LAC ACRYLIC LACQUER SERIES         FORD 96           $6.41        $14,537.88
                                                   MIDNIGHT TITANIUM METALLIC
  34-38136     3208.10.0000       2880       PT    SHER-LAC ACRYLIC LACQUER SERIES         GM 15             $6.41        $18,460.80
                                                   MEDIUM GRAY METALLIC
  34-38135     3208.10.0000        768       PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 81U            $6.41          $4,922.88
                                                   BRITE RED
  34-38119     3208.10.0000       1152       PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 22U            $6.41          $7,384.32
                                                   LIGHT BLUE METALLIC
  34-38118     3208.10.0000       1536       PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 13U            $6.41          $9,845.76
                                                   SILVER METALLIC
  34-37292     3208.10.0000         96       PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR PG7 AY96CG7   $6.41            $615.36
                                                   DARK FOREST GREEN METALLIC
  34-37276     3208.10.0000       1536       PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 6W           $6.41          $9,845.76
                                                   MEDIUM SANDALWOOD
  34-38461     3208.10.0000        420       QT    SHER-LAC ACRYLlC LACQUER SERIES        FORD 4N          $10.13          $4,254.60
                                                   WILD STRAWBERRY METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                 21712             TOTAL                                                                 $140,736.32
                                                   DISCOUNT                                                               $35,184.08
                                                   TOTAL DUE                                                             $105,552.24


 Fruit Imptex S.A.
 Asylstrasse 81                               CONT NO: 20
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001558-01                            INV DATE: APRIL 25, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                 CODE           UNIT          TOTAL
   NO                NO                                                                                  PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

 34-38159      3208.10.0000        2743     QT    SHER-LAC ACRYLIC LACQUER SERIES        GM WA9831         $10.13        $27,786.59
                                                  LIGHT SAPPHIRE BLUE METALLIC
 34-37284      3208.10.0000        1358     QT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 96           $10.13        $13,756.54
                                                  MIDNIGHT TITANIUM METALLIC
 34-37278      3208.10.0000         732     PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 63            $6.41         $4,692.12
                                                  SANDALWOOD METALLIC
 34-37277      3208.10.0000        1500     PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 62            $6.41         $9,615.00
                                                  MEDIUM SANDALWOOD METALLIC
 34-37273      3208.10.0000         768     PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 26            $6.41         $4,922.88
                                                  MAROON METALLIC
 34-37273      3208.10.0000         420     QT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 2G           $10.13         $4,254.60
                                                  MEDIUM CABERNET METALLIC
 3407100       3208.10.0000        2621     PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 96              $6.41        $16,800.61
                                                  DARK SMOKE METALLIC
 34~37091      3208.10.0000        2976     PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 69              $6.41        $19,076.16
                                                  MEDIUM BEECHWOOD METALLIC
 34-38461      3208.10.0000         420     QT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 4N           $10.13         $4,254.60
                                                  WILD STRAWBERRY METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                  13538           TOTAL                                                                 $105,159.10
                                                  DISCOUNT                                                               $26,289.78
                                                  TOTAL DUE                                                              $78,869.33


Fruit Impex S.A.                              CONT NO: 21
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001564-01                             INV DATE: APRIL 30, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


======================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE       UNIT          TOTAL
   NO             NO                                                                          PRICE         AMOUNT
======================================================================================================================
34-37099     3208.10.0000     1536     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 95        $6.41       $9,845.76
                                              BEIGE METALLIC
34-37097     3208.10.0000     3264     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 86        $6.41      $20,922.24
                                              ANTELOPE BEIGE
34-37091     3208.10.0000     2187     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 69       $10.13      $22,154.31
                                              MEDIUM BEECHWOOD METALLIC
34-37090     3208.10.0000     1536     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 67        $6.41       $9,845.76
                                              DARK ANTELOPE METALLIC
34-37088     3208.10.0000     2736     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 62        $6.41      $17,537.76
                                              LIGHT BEECHWOOD METALLIC
34-37087     3208.10.0000     2659     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 59C      $10.13      $26,935.67
                                              DARK BEECHWOOD METALLIC
34-37087     3208.10.0000     3648     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 59C       $6.41      $23,383.68
                                              DARK BEECHWOOD METALLIC
34-38461     3208.10.0000      420     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 4N     $10.13       $4,254.60
                                              WILD STRAWBERRY METALLIC
----------------------------------------------------------------------------------------------------------------------

                             17986            TOTAL                                                      $134,879.78
                                              DISCOUNT                                                    $33,719.95
                                              TOTAL DUE                                                  $101,159.84

Fruit Impex S.A.                              CONT NO: 22
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001565-01                             INV DATE: APRIL 30, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


=========================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE          UNIT          TOTAL
   NO             NO                                                                             PRICE         AMOUNT
=========================================================================================================================
34-37086     3208.10.0000     1233     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 59          $10.13       $12,490.29
                                              DARK BEECHWOOD METALLIC
34-37086     3208.10.0000      767     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 59           $6.41        $4,916.47
                                              DARK BEECHWOOD METALLIC
34-37084     3208.10.0000     1413     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 57           $6.41        $9,057.33
                                              LIGHT BEECHWOOD METALLIC
34-37077     3208.10.0000     2226     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 12C          $6.41       $14,268.66
                                              SILVER METALLIC
34-37020     3208.10.0000      708     PT     SHER-LAC ACRYLIC LACQUER SERIES     AMC CC          $6.41        $4,538.28
                                              DOVE GRAY METALLIC
34-36841     3208.10.0000     1152     PT     SHER-LAC ACRYLIC LACQUER SERIES     HONDA NH516M    $6.41        $7,384.32
                                              NOBLE SILVER METALLIC
34-33624     3208.10.0000      120     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 1E         $6.41          $769.20
                                              SILVER METALLIC
34-31056     3208.10.0000       60     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 75          $10.13          $607.80
                                              SPECTRA RED
34-35900     3208.10.0000      396     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 83          $10.13        $4,011.48
                                              MEDIUM SAPPHIRE BLUE METALLIC
34-35900     3208.10.0000     2442     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 83           $6.41       $15,653.22
                                              MEDIUM SAPPHIRE BLUE METALLIC
34-35895     3208.10.0000      330     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 76          $10.13        $3,342.90
                                              DARK GARNET RED METALLIC
34-30538     3208.10.0000      198     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 12        $10.13        $2,005.74
                                              LIGHT GRAY
34-35788     3208.10.0000     1728     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM W20A8574     $6.41       $11,076.48
                                              LIGHT BLUE METALLIC
34-35865     3208.10.0000      660     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 26          $10.13        $6,685.80
                                              LIGHT SAPPHIRE BLUE METALLIC
34-35441     3208.10.0000     1536     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 44           $6.41        $9,845.76
                                              FOREST GREEN METALLIC
34-35405     3208.10.0000     3330     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 82         $6.41       $21,345.30
                                              SANDALWOOD METALLIC
34-35379     3208.10.0000     1308     PT     SHER-LAC ACRYLIC LACQUER SERIES     CHR AY97EEZ     $6.41        $8,384.28
                                              MISTY ROSE METALLIC
34-36357     3208.10.0000      360     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 2H        $10.13        $3,646.80
                                              MEDIUM CABERNET
-------------------------------------------------------------------------------------------------------------------------

                             19967            TOTAL                                                         $140,030.11
                                              DISCOUNT                                                       $35,007.53
                                              TOTAL DUE                                                     $105,022.58

Fruit Impex S.A.                              CONT NO: 23
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001566-01                             INV DATE: APRIL 30, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


=========================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE          UNIT          TOTAL
   NO             NO                                                                             PRICE         AMOUNT
=========================================================================================================================
34-35320     3208.10.0000      810     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 74          $10.13        $8,205.30
                                              FLAME RED METALLIC
34-35313     3208.10.0000      690     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 28          $10.13        $6,989.70
                                              BLACK SAPPHIRE METALLIC
34-35001     3208.10.0000      408     PT     SHER-LAC ACRYLIC LACQUER SERIES     TOYOTA 3E5      $6.41        $2,615.28
                                              SUPER RED II
34-34845     3208.10.0000     1920     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 1F         $6.41       $12,307.20
                                              SMOKE METALLIC
34-34397     3208.10.0000     2535     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 61           $6.41       $16,249.35
                                              LIGHT CHESTNUT METALLIC
34-34358     3208.10.0000      256     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 2R        $10.13        $2,593.28
                                              JALEPENA RED
34-33942     3208.10.0000      399     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 37           $6.41        $2,557.59
                                              CAMEO IVORY
34-39068     3208.10.0000     1122     QT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 21        $10.13       $11,365.86
                                              VERMILLION
34-33635     3208.10.0000      576     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD GE         $6.41        $3,692.16
                                              WHEAT METALLIC
34-33624     3208.10.0000      168     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 1E         $6.41        $1,076.88
                                              SILVER METALLIC
34-30538     3208.10.0000      864     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 2K         $6.41        $5,538.24
                                              CANDY APPLE RED
34-35228     3208.10.0000      866     QT     SHER-LAC ACRYLIC LACQUER SERIES     NISSAN 120     $10.13        $8,772.58
                                              ASPEN GOLD METALLIC
34-37078     3208.10.0000     2220     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 15C         $10.13       $22,488.60
                                              MEDIUM GRAY METALLIC
34-37077     3208.10.0000     2700     QT     SHER-LAC ACRYLIC LACQUER SERIES     GM 12C         $10.13       $27,351.00
                                              SILVER METALLIC
-------------------------------------------------------------------------------------------------------------------------

                             15534            TOTAL                                                          $131,803.02
                                              DISCOUNT                                                        $32,950.76
                                              TOTAL DUE                                                       $98,852.27

Fruit Impex S.A.                              CONT NO: 24
Asylstrasse 81
Zurich, Switzerland 8032

                                    INVOICE

INV NO: 001567-01                             INV DATE: APRIL 30, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418


=========================================================================================================================
 PRODUCT      HARMONIZED       QTY     U/M    PRODUCT DESCRIPTION                  CODE          UNIT          TOTAL
   NO             NO                                                                             PRICE         AMOUNT
=========================================================================================================================
34-38158     3208.10.0000     1868     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 29           $6.41       $11,973.88
                                              DARK SAPPHIRE BLUE METALLIC
34-38356     3208.10.0000      311     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 49         $6.41        $1,993.51
                                              GRAPHITE METALLIC
34-39068     3208.10.0000      196     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 21         $6.41        $1,256.36
                                              VERMILLION
34-39070     3208.10.0000     2740     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 3Q         $6.41       $17,563.40
                                              CRYSTAL BLUE METALLIC
34-39074     3208.10.0000      390     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 7E         $6.41        $2,499.90
                                              LIGHT CRYSTAL BLUE METALLIC
34-39076     3208.10.0000     2259     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 9G         $6.41       $14,480.19
                                              MID CURRANT RED METALLIC
34-39099     3208.10.0000     1591     PT     SHER-LAC ACRYLIC LACQUER SERIES     CHR PV3         $6.41       $10,198.31
                                              LIGHT CHAMPAGNE METALLIC
34-41961     3208.10.0000      488     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD AH         $6.41        $3,128.08
                                              PASTEL ALABASTER
34-41963     3208.10.0000     1585     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD AK         $6.41       $10,159.85
                                              PASTEL ALABASTER
34-41964     3208.10.0000      648     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD AP         $6.41        $4,153.68
                                              SANDALWOOD FROST METALLIC
34-41965     3208.10.0000     1573     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD CA         $6.41       $10,082.93
                                              MEDIUM WOODROSE METALLIC
34-41966     3208.10.0000     1556     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD CD         $6.41        $9,973.96
                                              WOODROSE METALLIC
34-41967     3208.10.0000     1359     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD 88         $6.41        $8,711.19
                                              ELECTRIC CURRANT RED METALLIC
34-41969     3208.10.0000     1539     PT     SHER-LAC ACRYLIC LACQUER SERIES     FORD MM         $6.41        $9,864.99
                                              ULTRA BLUE METALLIC
34-42022     3208.10.0000     2324     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 99           $6.41       $14,896.84
                                              DARK SLATE METALLIC
34-42028     3208.10.0000     1521     PT     SHER-LAC ACRYLIC LACQUER SERIES     GM 75           $6.41        $9,749.61
                                              BRILLIANT RED METALLIC
-------------------------------------------------------------------------------------------------------------------------

                             21948            TOTAL                                                          $140,686.68
                                              DISCOUNT                                                        $35,171.67
                                              TOTAL DUE                                                      $105,515.01

 Fruit Impex S.A.
 Asylstrasse 81                               CONT NO: 25
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001569-01                            INV DATE: APRIL 30, 1996

SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400                  8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                       GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE        UNIT            TOTAL
   NO                NO                                                                                   PRICE           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
34-42023       3208.10.0000       2088      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 44       $6.41          $13,384.08
                                                  MALACHITE METALLIC
34-42030       3208.10.0000       2,33      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 85       $6.41          $13,672.53
                                                  MEDIUM SLATE METALLIC
34-42068       3208.10.0000       2,34      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 64       $6.41          $17,524.94
                                                  LIGHT AUBURN METALLIC
34-42495       3208.10.0000       2251      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 78       $6.41          $14,428.91
                                                  DARK MAPLE METALLIC
34-42564       3201.10.0000       1972      PT    SHER-LAC ACRYLIC LACQUER SERIES            CHR PB2     $6.41          $12,640.52
                                                  LIGHT SPECTRUM BLUE METALLIC
34-38158       3208.10.0000       2640      QT    SHER-LAC ACRYLIC LACQUER SERIES            GM 29      $10.13          $26,743.20
                                                  DARK SAPPHIRE BLUE METALLIC
34-39069       3208.10.0000       2160      QT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 2S    $10.13          $21,880.80
                                                  BRITE CURRANT RED METALLIC
34-39074       3208.10.0000       2880      QT    SHER-LAC ACRYLIC LACQUER SERIES            FORD       $10.13          $29,174.40
                                                  LIGHT CRYSTAL BLUE METALLIC
-----------------------------------------------------------------------------------------------------------------------------------
                                 18858             TOTAL                                                                $149,449.38
                                                   DISCOUNT                                                              $37,362.35
                                                   TOTAL DUE                                                            $112,087.04


 Fruit Impex S.A.
 Asylstrasse 81                               CONT NO: 26
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001572-01                            INV DATE: MAY 5, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                      CODE            UNIT         TOTAL
   NO                NO                                                                                        PRICE        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 34-37273      3208.10.0000       1435      PT     SHER-LAC ACRYLIC LACQUER SERIES            FORD 26           $6.41     $9, 198.35
                                                   MAROON METALLIC
 34-42024      3208.10.0000       1239      PT     SHER-LAC ACRYLIC LACQUER SERIES            GM 66             $6.41      $7,941.99
                                                   BROWN METALLIC
 34-37090      3208.10.0000       1197      PT     SHER-LAC ACRYLIC LACQUER SERIES            GM 67             $6.41      $7,672.77
                                                   DARK ANTELOPE METALLIC
 34-37086      3208.10.0000       1189      PT     SHER-LAC ACRYLIC LACQUER SERIES            GM 59             $6.41      $7,621.49
                                                   DARK BEECHWOOD METALLIC
 34-38162      3208.10.0000       1150      PT     SHER-LAC ACRYLIC LACQUER SERIES            FORD 95           $6.41      $7,371.50
                                                   DARK CHFSTNUT METALLIC
 34-37088      3208.10.0000       1130      PT     SHER-LAC ACRYLIC LACQUER SERIES            GM 62             $6.41      $7,243.30
                                                   LIGHT BEECHWOOD METALLIC
 34-37084      3208.10.0000       1076      PT     SHER-LAC ACRYLIC LACQUER SERIES            GM 57             $6.41      $6,897.16
                                                   LIGHT BEECHWOOD METALLIC
 34-39069      3208.10.0000       1021      PT     SHER-LAC ACRYLIC LACQUER SERIES            FORD 2S           $6.41      $6,544.61
                                                   BRITE CURRENT RED METALLIC
 34-38159      3208.10.0000         995      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM WA9381         $6.41      $6,377.95
                                                   LIGHT SAPPHIRE BLUE METALLIC
 34-39067      3208.10.0000         967      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 2F           $6.41      $6,198.47
                                                   CURRENT RED
 34-35905      3208.10.0000         959      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 33             $6.41      $6,147.19
                                                   LIGHT DRIFTWOOD METALLIC
 34-38461      3208.10.0000         915      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 4N           $6.41      $5,865.15
                                                   WILD STRAWBERRY METALLIC
 34-44088      3208.10.0000         896      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD ER           $6.41      $5,743.36
                                                   DARK CRANBERRY METALLIC
 34-37085      3208.10.0000         869      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 57C            $6.41      $5,570.29
                                                   LIGHT BEECHWOOD METALLIC
 34-42029      3208.10.0000         861      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 79             $6.41      $5,519.01
                                                   DARK MAPLE METALLIC
 34-42565      3208.10.0000         815      PT    SHER-LAC ACRYLIC LACQUER SERIES            CHR PB5           $6.41      $5,224.15
                                                   MEDIUM BLUE-GRAY METALLIC
 34-37278      3208.10.0000         747      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 63           $6.41      $4,788.27
                                                   SANDALWOOD METALLIC
 34-37292      3208.10.0000         745      PT    SHER-LAC ACRYLIC LACQUER SERIES            CHR PG7 AY96CG7   $6.41      $4,775.45
                                                   DARK FOREST GREEN METALLIC
 34-38806      3208.10.0000         743      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 11           $6.41      $4,762.63
                                                   LIGHT TITANIUM METALLIC
 34-42025      3208.10.0000         719      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 70             $6.41      $4,608.79
                                                   TORCH RED
 34-38507      3208.10.0000         636      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 89             $6.41      $4,076.76
                                                   AUTUMN MAPLE METALLIC
 34-42026      3208.10.0000         699      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 70C            $6.41      $4,480.59
                                                   TORCH RED
 34-38357      3208.10.0000         694      PT    SHER-LAC ACRYLIC LACQUER SERIES            FORD 92           $6.41      $4,448.54
                                                   SILVER METALLIC
 34-35877      3208.10.0000         692      PT    SHER-LAC ACRYLIC LACQUER SERIES            GM 14             $6.41      $4,435.72
                                                   BLACK METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                  22389            TOTAL                                                                 $143,513.49
                                                   DISCOUNT                                                               $35,878.37
                                                   TOTAL DUE                                                             $107,635.12

 Fruit Impex S.A.
 Asylstrasse 81                               CONT NO: 27
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001573-01                            INV DATE: MAY 5, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                 CODE             UNIT          TOTAL
   NO                NO                                                                                    PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

34-42594       3208.10.0000       1096       PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 57             $6.41        $7,025.36
                                                   CAMEL BEIGE
34-39089       3208.10.0000       1032       PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR AY96HD1       $6.41        $6,615.12
                                                   PLATINUM SILVER METALLIC
34-45737       3208.10.0000         738      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 69             $6.41        $4,730.58
                                                   ROOTBEER METALLIC
34-37274       3208.10.0000         727      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD M6263A       $6.41        $4,660.07
                                                   MEDIUM REGATTA BLUE METALLIC
34-44124       3208.10.0000         724      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 57             $6.41        $4,640.84
                                                   DARK BRIGHT TEAL METALLIC
34-37280       3208.10.0000         712      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 7F           $6.41        $4,563.92
                                                   TWILIGHT BLUE METALLIC
34-42564       3208.10.0000         706      PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR PB2           $6.41        $4,525.46
                                                   LIGHT SPECTRUM BLUE METALLIC
34-42023       3208.10.0000         751      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 44             $6.41        $4,813.91
                                                   MALACHITE METALLIC
34-44041       3208.10.0000         703      PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR PBD           $6.41        $4,506.23
                                                   BLUE SATIN GLOW METALLIC
34-42596       3208.10.0000         696      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 45             $6.41        $4,461.36
                                                   MEDIUM GREEN METALLIC
34-41970       3208.10.0000         659      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD PA           $6.41        $4,224.19
                                                   DEEP JEWEL GREEN METALLIC
34-37078       3208.10.0000         654      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 15C            $6.41        $4,192.14
                                                   MEDIUM GRAY METALLIC
34-41963       3208.10.0000         641      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD AK           $6.41        $4,108.81
                                                   PASTEL ALABASTER
34-35865       3208.10.0000         620      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 58A            $6.41        $3,974.20
                                                   LIGHT CHESTNUT
34-41961       3208.10.0000         616      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD AH           $6.41        $3,948.56
                                                   PASTEL ALABASTER
34-45740       3208.10.0000         613      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 84             $6.41        $3,929.33
                                                   HAWAIIAN ORCHID METALLIC
34-42495       3208.10.0000         598      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 78             $6.41        $3,833.18
                                                   DARK MAPLE METALLIC
34-41966       3208.10.0000         579      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD CD           $6.41        $3,711.39
                                                   WOODROSE METALLIC
34-37397       3208.10.0000         554      PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR PM9           $6.41        $3,551.14
                                                   BLACK CHERRY METALLIC
34-35378       3208.10.0000         552      PT    SHER-LAC ACRYLIC LACQUER SERIES        CHR AY97EC7       $6.41        $3,538.32
                                                   TWILIGHT BLUE METALLIC
34-42028       3208.10.0000         537      PT    SHER-LAC ACRYLIC LACQUER SERIES        GM 75             $6.41        $3,442.17
                                                   BRILLIANT RED METALLIC
34-39070       3208.10.0000         527      PT    SHER-LAC ACRYLIC LACQUER SERIES        FORD 3Q           $6.41        $3,378.07
                                                   CRYSTAL BLUE METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                  15035            SUB-TOTAL                                                            $96,374.35


 Fruit Impex S.A.
 Asylstrasse 81                               CONT NO: 27
 Zurich, Switzerland 8032

                                     INVOICE
 INV NO: 001573-01                            INV DATE: MAY 5, 1996

 SOLD TO: GLOBUS FOOD SYSTEMS                 SHIP TO: CON. LOGISTICS MANAGEMENT
          2 WORLD TRADE CENTER, SUITE 2400             8 AVIATION COURT
          NEW YORK, N.Y. 10048 U.S.A.                  GARDEN CITY, GA 31418


====================================================================================================================================
 PRODUCT          HARMONIZED       QTY       U/M      PRODUCT DESCRIPTION                 CODE         UNIT          TOTAL
   NO                NO                                                                                PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------


34-44092        3208.10.0000      523         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD DD       $6.41       $3,352.43
                                                   MOCHA FROST METALLIC
34-33072        3208.10.0000      514         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 1Q       $6.41       $3,294.74
                                                   SILVER METALLIC
34-35320        3208.10.0000      512         PT   SHER-LAC ACRYLIC LACQUER SERIES       GM 74         $6.41       $3,281.92
                                                   FLAME RED METALLIC
34-41967        3208.10.0000      501         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 88       $6.41       $3,211.41
                                                   ELECTRIC CURRANT RED METALLIC
34-30037        3208.10.0000      499         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 3L       $6.41       $3,198.59
                                                   DARK BLUE METALLIC
34-43497        3208.10.0000      496         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 6D       $6.41       $3,179.36
                                                   VERMILLION
34-39074        3208.10.0000      488         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 7E       $6.41       $3,128.08
                                                   LIGHT CRYSTAL BLUE METALLIC
34-39068        3208.10.0000      471         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 21       $6.41       $3,019.11
                                                   VERMILLION
34-45807        3208.10.0000      436         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD GA       $6.41       $2,794.76
                                                   MEDIUM AUBERGINE METALLIC
34-35866        3208.10.0000      433         PT   SHER-LAC ACRYLIC LACQUER SERIES       GM 29         $6.41       $2,775.53
                                                   DARK SAPPHIRE BLUE METALLIC
34-39337        3208.10.0000      424         PT   SHER-LAC ACRYLIC LACQUER SERIES       GM 27         $6.41       $2,717.84
                                                   LIGHT BLUE METALLIC
34-36356        3208.10.0000      406         PT   SHER-LAC ACRYLIC LACQUER SERIES       FORD 2D       $6.41       $2,602.46
                                                   MEDIUM SCARLET
34-35313        3208.10.0000      373         PT   SHER-LAC ACRYLIC LACQUER SERIES       GM 28         $6.41       $2,390.93
                                                   BLACK SAPPHIRE METALLIC
30S5493         3208.10.0000      360         PT   SHER-LAC ACRYLIC LACQUER SERIES       CHR PE9       $6.41       $2,307.60
                                                   DARK CORDOVAN METALLIC
34-39099        3208.10.0000      358         PT   SHER-LAC ACRYLIC LACQUER SERIES       CHR PV3       $6.41       $2,294.78
                                                   LIGHT CHAMPAGNE METALLIC
34-32378        3208.10.0000      341         PT   SHER-LAC ACRYLIC LACQUER SERIES       GM 21         $6.41       $2,185.81
                                                   LIGHT BLUE METALLIC
------------------------------------------------------------------------------------------------------------------------------------
                                22170              TOTAL                                                         $142,109.70
                                                   DISCOUNT                                                       $35,527.43
                                                   TOTAL DUE                                                     $106,582.28


Fruit Impex S.A.
Asylstrssse 81                                CONT NO: 28
Zurich, Switzerland 8032

                                     INVOICE

        INV NO: 001574-01                     INV DATE: MAY 5,1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418

==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-42022   3208.10.0000     975     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 99             $6.41      $6,249.75
                                             DARK SLATE METALLIC

34-39076   3208.10.0000     936     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 9G           $6.41      $5,999.76
                                             MID CURRANT RED METALLIC

34-41965   3208.10.0000     945     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD GA           $6.41      $6,057.45
                                             MEDIUM WOODROSE METALLIC

34-42068   3208.10.0000     931     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 64             $6.41      $5,967.71
                                             LIGHT AUBURN METALLIC

34-42030   3208.10.0000     923     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 85             $6.41      $5,916.43
                                             MEDIUM SLATE METALLIC

34-35895   3208.10.0000     904     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 75             $6.41      $5,794.64
                                             DARK GARNET RED METALLIC

34-41969   3208.10.0000     903     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD MM           $6.41      $5,788.23
                                             ULTRA BLUE METALLIC

34-44086   3208.10.0000     862     PT       SHER-LAG ACRYLIC LACQUER SERIES     FORD ER           $6.41      $5,525.42
                                             DARK CRANBERRY METALLIC

34-38356   3208.10.0000     862     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 49           $6.41      $5,525.42
                                             GRAPHITE METALLIC

34-41962   3208.10.0000     855     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD AJ           $6.41      $5,480.55
                                             ALABASTER

34-39090   3208.10.0000     816     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PD8           $6.41      $5,230.56
                                             DARK QUARTZ GRAY METALLIC

34-38158   3208.10.0000     787     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 29             $6.41      $5,044.67
                                             DARK SAPPHIRE BLUE METALLIC

34-35816   3208.10.0000     774     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PS8           $6.41      $4,961.34
                                             CHARCOAL METALLIC

34-41964   3208.10.0000     765     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD AP           $6.41      $4,903.65
                                             SANDALWOOD FROST METALLIC

34-44042   3208.10.0000     756     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PRF           $6.41      $4,845.96
                                             MEDIUM BLUE SATIN METALLIC

34-45741   3208.10.0000     753     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 88             $6.41      $4,826.73
                                             DARK PLUM METALLIC

34-36724   3208.10.0000     323     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 87             $6.41      $2.070.43
                                             GUNMETAL METALLIC

34-37077   3208.10.0000     614     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 12C            $6.41      $3,935.74
                                             SILVER METALLIC

34-44047   3208.10.0000     613     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PTA           $6.41      $3,929.33
                                             SUNFIRE BROWN SATIN GLOW METALLIC

34-39088   3208.10.0000     597     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PC1           $6.41      $3,826.77
                                             DIAMOND BLUE METALLIC

34-35380   3208.10.0000     583     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD ID           $6.41      $3,737.03
                                             SMOKE METALLIC

34-37099   3208.10.0000     572     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 95             $6.41      $3,666.52
                                             BEIGE METALLIC
--------------------------------------------------------------------------------------------------------------------------
                          17049              SUB TOTAL                                                      $109,284.09


Fruit Impex S.A.
Asylstrssse 81                                CONT NO: 28
Zurich, Switzerland 8032

                                     INVOICE

        INV NO: 001574-01                     INV DATE: MAY 5,1996

SOLD TO: GLOBUS FOOD SYSTEMS                  SHIP TO: CON. LOGISTICS MANAGEMENT
         2 WORLD TRADE CENTER, SUITE 2400              8 AVIATION COURT
         NEW YORK, N.Y. 10048 U.S.A.                   GARDEN CITY, GA 31418

==========================================================================================================================
PRODUCT     HARMONIZED     QTY     U/M       PRODUCT DESCRIPTION                    CODE           UNIT       TOTAL
   NO           NO                                                                                PRICE       AMOUNT
==========================================================================================================================
34-37296   3208.10.0000     566     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PM4           $6.41      $3,628.06
                                             CLARET RED METALLIC

34-32816   3208.10.0000     553     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 9N           $6.41      $3,544.73
                                             DESERT TAN METALLIC

34-36385   3208.10.0000     550     PT       SHER-LAC ACRYLIC LACQUER SERIES     HONDA NH91M       $6.41      $3,525.50
                                             DARK GRAY METALLIC

34-33904   3208.10.0000     547     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR PR6           $6.41      $3,506.27
                                             GARNET RED METALLIC

34-35252   3208.10.0000     541     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM WA8751         $6.41      $3,467.81
                                             BRIGHT BLUE METALLIC

34-39795   3208.10.0000     529     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 98             $6.41      $3,390.89
                                             BRITE BLUE METALLIC

34-44087   3208.10.0000     474     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD KB           $6.41      $3,038.34
                                             MEDIUM AMTHYST FROST

34-35900   3208.10.0000     453     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 83             $6.41      $2,903.73
                                             MEDIUM SAPPHIRE BLUE

34-34354   3208.10.0000     356     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD 7H           $6.41      $2,281.96
                                             BRIGHT REGATTA BLUE METALLIC

34-35369   3208.10.0000     271     PT       SHER-LAC ACRYLIC LACQUER SERIES     GM 13S            $6.41      $1,737.11
                                             SILVER METALLIC

34-33432   3208.10.0000     200     PT       SHER-LAC ACRYLIC LACQUER SERIES     CHR AY96CA1       $6.41      $1,282.00
                                             SILVER METALLIC

34-35520   3208.10.0000     154     PT       SHER-LAC ACRYLIC LACQUER SERIES     FORD IG           $6.41        $987.14
                                             LIGHT SMOKE METALLIC
--------------------------------------------------------------------------------------------------------------------------
                          22243              TOTAL                                                          $142,577.63
                                             DISCOUNT                                                        $35,644.41
                                             TOTAL DUE                                                      $106,933.22

               ATTACHMENT TO INVENTORY PURCHASE AGREEMENT BETWEEN
             FRUIT IMPEX, S.A., AS "SELLER," AND GLOBUS FOOD SYSTEMS
                         INTERNATIONAL CORP., AS "BUYER"
                                    EXHIBIT B





[Escrow Agreement]

                                ESCROW AGREEMENT

        THIS ESCROW AGREEMENT, made the 13th day of May, 1996 between FRUIT IMPEX, S.A., a Panamanian Corporation, having an office at Asylstrasse 81, Zurich, Switzerland 8032 ("Seller"), GLOBUS FOOD SYSTEMS INTERNATIONAL CORP., a Nevada corporation having an office at Two World Trade Center, Suite 2400, New York, New York 10048 ("Buyer") and YURY GREENE, having an address at c/o Globus Food Systems International Corp., Two World Trade Center, Suite 2400, New York, New York 10048 ("Escrow Agent").

                                  WITNESSETH:

        WHEREAS, Seller has agreed to sell certain inventory to Buyer and Buyer has agreed to acquire such inventory from Seller pursuant to the terms and conditions set forth in that certain Inventory Purchase Agreement between Seller and Buyer, which has been executed contemporaneously with this Escrow Agreement (the "Purchase Agreement"); and

        WHEREAS, pursuant to the Purchase Agreement and in consideration for Seller's purchase of the inventory thereunder, Seller and Buyer have agreed that the stock paid to Seller (the "Escrowed Stock") shall be held in escrow for the period beginning on the date of the Purchase Agreement and ending three (3) years thereafter;

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, the parties agree as follows:

        1. APPOINTMENT OF ESCROW AGENT

             Seller and Buyer designate and appoint Yury Greene as Escrow Agent to serve in accordance with the terms of this Escrow Agreement and Escrow Agent hereby accepts such designation and appointment.

        2. RECEIPT OF DELIVERY IN ESCROW

             Escrow Agent agrees to provide written notice to Seller and Buyer upon receipt of the certificates representing the Escrowed Stock from the Buyer's transfer agent.

        3. RESPONSIBILITIES OF ESCROW AGENT

             The acceptance by Escrow Agent of his duties under this Escrow Agreement is subject to the following terms and conditions, which the parties to this Escrow Agreement hereby agree shall govern and control with respect to their rights, duties and liabilities with respect to the Escrow Agent.

1. Escrow Agent shall not be liable to any party hereto, except for his owns gross negligence or willful misconduct. Escrow Agent may consult with and obtain advice for counsel of his choosing in the event any question arises as to the provisions hereof or his duties hereunder, and Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. Expenses incurred by Escrow Agent in consulting with such counsel shall be borne by Buyer.

2. Escrow Agent shall not in any way be bound or affected by any notice of modification or cancellation of this Escrow AGREEMENT UNLESS NOTICE THEREOF IS given to Escrow Agent by Seller and Buyer in accordance with the provisions of Paragraph 10 hereof, nor shall Escrow Agent be bound by any modification of his obligations hereunder unless the same shall be consented to by Escrow Agent in writing. Escrow Agent shall be entitled to rely upon any judgment, order, certification, demand, notice or other writing delivered to him hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity of the service thereof or the jurisdiction of a Court issuing any such judgment or order. Escrow Agent may act in reliance upon any instrument or signature reasonably believed by him to be genuine, and Escrow Agent may assume than any person purporting to give any notice or make any statement in connection with the provisions hereof has been duly authorized to do so.

3. This Escrow Agreement sets forth all of the duties of the Escrow Agent with respect to any and all matters pertinent hereto. Except as otherwise expressly provided herein, Escrow Agent shall not refer to, and shall not be bound by, the provisions of any other agreement between the parties hereto.

4. Except with respect to claims based upon Escrow Agent's willful misconduct or gross negligence, Seller and Buyer shall indemnify and hold harmless the Escrow Agent from and against all claims, demands, losses, liabilities, costs and expenses, including without limitation, reasonable attorney fees, brought against or incurred by Escrow Agent in connection with the performance of his duties under this Escrow Agreement.

5. In the event of a disagreement between the parties to this Escrow Agreement resulting in adverse claims or demands being made in connection with the Escrowed Stock, or in the event that the Escrow Agent, acting in good faith, is in doubt as to what action he should take hereunder, the Escrow Agent may, at his option, refuse to comply with any claims or demands on him until the rights of the parties hereto shall have been fully and finally adjudicated by a Court of competent jurisdiction or all differences shall have been adjusted and all doubt resolved by written agreement executed by the parties hereto. If Escrow Agent files an interpleader action, Escrow Agent shall thereupon be fully released and discharged from all obligations and duties hereunder, except for the safekeeping of the Escrowed Stock if not deposited with the Court in such action.

        4. NONTRANSFERABILITY OF ESCROWED STOCK

             So long as the Escrowed Stock shall remain subject to the terms and conditions of this Escrow Agreement, it shall not be sold, pledged, hypothecated, transferred, alienated, assigned or otherwise disposed of, in whole or in part, in any manner whatsoever, without the prior consent of the parties hereto.

        5. VOTING RIGHTS / PARTICIPATION IN DIVIDENDS

             The Escrowed Stock shall be considered to be issued and outstanding stock of the Buyer and shall enjoy all voting rights accorded to all other issued and outstanding shares of the same class. All such voting rights shall be exercised by the Escrow Agent, in his sole discretion, for so long as the Escrowed Stock shall remain subject to the terms and conditions of this Escrow Agreement. The Escrowed Stock also shall be considered to be issued and outstanding stock of the Buyer in the event that dividends are paid by the Buyer, which dividends shall be paid directly to Seller if paid in cash or held by the Escrow Agent subject to the terms of this Escrow Agreement if paid in additional stock.

        6. DIVIDENDS ON DISSOLUTION OR LIQUIDATION / STOCK SPLITS

             In the event of dissolution of the Buyer, or the partial or complete liquidation of all or substantially all of its assets, or in the event of its bankruptcy or insolvency, the Escrowed Stock shall enjoy all liquidation and distribution privileges accorded to all other issued and outstanding shares of the same class. Any shares issued to Seller pursuant to a stock split or reclassification of shares shall be held by the Escrow Agent, and such additionally deposited shares shall be subject to the terms and conditions of this Escrow Agreement. The Escrowed Shares also shall be treated in the same manner as all other issued and outstanding shares of the same class in the event of a reverse stock split of the Buyer's stock.

        7. RELEASE OF ESCROWED STOCK

             The Escrowed Stock shall be held by the Escrow Agent until the first to occur of the following events:

1.   Expiration of the three (3) year term provided in the Purchase Agreement;

2. Repurchase of the Escrowed Stock by the Seller in accordance with the terms set forth in Paragraph 4 of the Purchase Agreement; or

3.   Consent by Seller and Buyer in writing to the release of the Escrowed
     Stock.

     The Escrow Agent shall release the stock upon receipt of an opinion by the Buyer's attorney that one of the above conditions has been satisfied. The opinion also shall direct the Escrow Agent to release the stock to Buyer or Seller, as the case may be.

8. CONTINUING OBLIGATIONS

              In order to ensure performance hereunder and to implement the provisions of this Escrow Agreement, all parties hereto shall take whatever action and do such things as may be required to implement the terms and intent of this Escrow Agreement.

9. BINDING AGREEMENT AND SUBSTITUTION OF ESCROW AGENT

              The terms and conditions of this Escrow Agreement shall be binding on the successors or assigns of the parties hereto. If the Escrow Agent named herein shall be unable or unwilling to continue to serve as Escrow Agent, for any reason whatsoever, then Seller and Buyer may jointly select a successor Escrow Agent. In the event that Seller and Buyer are unable to agree on a successor Escrow Agent, the then serving Escrow Agent shall appoint his successor.

10. NOTICES AND CORRESPONDENCE

              All notices and other communications shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by federal express or other international overnight carrier to the respective party as follows:


              To Seller:
              Fruit Impex, S.A.
              Asylstrasse 81,
              Zurich, Switzerland 8032
              Attn.: A. Parlagreco

              To Buyer:
              Globus Food Systems International Corp.
              Two World Trade Center
              Suite 2400
              New York, New York 10048
              Attn.: Serge Pisman

              To Escrow Agent:
              Yury Greene
              c/o Globus Food Systems International Corp.
              Two World Trade Center
              Suite 2400
              New York, New York 10048
or to any other address as the party to whom notice is to be given may have previously furnished to the other party in writing as set forth above.

11. GOVERNING LAW

              The parties elect that the laws of the State of New York, United States of America, shall govern the construction of this Agreement and the rights, remedies, warranties, representations, and provisions hereof without regard to the principles of conflict of laws. The Parties hereby submit to the nonexclusive jurisdiction of the courts of the State of New York or, if federal jurisdiction exists, the United States Court for the Second District located in New York, and agree not to raise and waive any objection they may have based upon personal jurisdiction or the venue of such court or forum non conveniens. The Parties further agree not to bring any action or other proceeding with respect to this Agreement or with respect to any of their obligations hereunder in any other court.

12. ASSIGNMENT

              No party may assign its rights or obligations under this Escrow Agreement without the consent of the other parties, except that Buyer may assign its rights and obligations hereunder to any entity of which Buyer has, directly or indirectly, at least a fifty percent (50%) ownership interest.

13. AMENDMENTS

              No change or modification of this Escrow Agreement shall be valid unless in writing and signed by all of the parties hereto. No waiver of any provision of this Escrow Agreement shall be valid unless in writing and signed by the party to be charged.

14. ENTIRE AGREEMENT

              This Escrow Agreement constitutes the entire agreement and contains all of the agreements between the parties with respect to this subject matter. This Escrow Agreement supersedes all prior agreements or understandings between the parties with respect to this subject matter.

15. SEPARABILITY

              The provisions of this Escrow Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable if, for any reason, any other provision is invalid or unenforceable in whole or in part.

16. HEADINGS

              The headings in this Escrow Agreement are inserted for convenience only and are not to be considered in construction of this Escrow Agreement's provisions.

17. COUNTERPARTS

              This Escrow Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

        IN WITNESS WHEREOF, this Agreement has been executed by Fruit Impex, S.A., Globus Food Systems International Corp. and Yury Greene on the date first above written.

 ATTEST:                                    SELLER:
                                         FRUIT IMPEX, S.A.


[signature illegible]                      By:  /s/ A. Parlagreco
------------------------------                  -------------------------------
                                                A. Parlagreco, President



ATTEST:                                     BUYER:
                                         GLOBUS FOOD SYSTEMS INTERNATIONAL CORP.

[signature illegible]                      By:  /s/ Serge Pisman
------------------------------                  -------------------------------
                                                Serge Pisman, President



 WITNESS:                              ESCROW AGENT:


[signature illegible]                      By:  /s/ Yury Greene
------------------------------                  -------------------------------
                                                Yury Greene

                     GLOBUS FOOD SYSTEMS INTERNATIONAL CORP.
                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           TO ACTION WITHOUT A MEETING
                               DATED MAY 13, 1996


        We the undersigned, being all of the Members of the Board of Directors of Globus Food Systems International Corp. hereby consent to and authorize the adoption of the following resolutions and authorize the actions contemplated therein:

        WHEREAS, the Corporation desires to acquire certain paint inventory currently being held in a warehouse in Garden City, Georgia from Fruit Impex, S.A., a Panamanian Corporation; and

        WHEREAS, Fruit Impex, S.A. has agreed to sell such inventory to the Corporation subject to the terms and conditions set forth in the Inventory Purchase Agreement attached hereto;

        NOW, THEREFORE, be it

        RESOLVED, that the President, any Vice-President and the Treasurer of the Corporation be, and each of them hereby is, authorized and empowered in the name and on behalf of the Corporation to cause the Corporation to execute and deliver the Inventory Purchase Agreement, including any amendments or supplements thereto, providing for the purchase by the Corporation of certain inventory of Fruit Impex, S.A. (the "Agreement"), with such changes in form and content as the officer executing the same on behalf of the Corporation shall approve, the execution thereof by such officer to be conclusive evidence of such approval; and further

        RESOLVED, that the aforesaid officers and any other officer of the Corporation, and any person or persons designated and authorized so to act by any officer of the Corporation, be, and each of them hereby is, authorized and empowered in the name and on behalf of the Corporation to do all acts and things, and to execute and deliver certificates, letters, agreements and other documents as may be necessary, or, in the opinion of the officer acting, desirable or proper to carry into effect the purposes of the foregoing resolution, to consummate the transactions referred to in the Agreement and to effect the performance by the Corporation of its obligations thereunder, or under any other instruments or documents referred to therein or contemplated thereby; and further

        RESOLVED, that any acts of the officers of the Corporation and of any person or persons designated and authorized to act by an officer of the Corporation, which acts would have been authorized by the foregoing resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the Corporation.

        WITNESS the signatures of the undersigned as of the effective date stated above.


/s/ Yury Greene                                 /s/ Serge Pisman
------------------------------                  -------------------------------
Yury Green                                      Serge Pisman


/s/ Herman Roth
------------------------------
Herman Roth



                                  CERTIFICATION

        I, Herman Roth, Corporate Secretary of Globus Food Systems International Corp., a CORPORATION CREATED and existing under the laws of the State of Nevada, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation, and that such resolutions are now in full force and effect.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation this 13th day of May, 1996.


                                       /s/ Herman Roth
                                       ---------------------------------------
                                       Herman Roth, Corporate Secretary of
                                       Globus Food Systems International Corp.


[SEAL]